UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

TRINITY CAPITAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
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(5)
Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

TRINITY CAPITAL INC.
3075 West Ray Road, Suite 525
Chandler, Arizona 85226
October [•], 2020
Dear Stockholder:
You are cordially invited to participate in the annual meeting of stockholders of Trinity Capital Inc. (the “Company”) to be held on December 15, 2020 at 9:00 a.m., Mountain Standard Time (the “Annual Meeting”). Due to public health concerns related to the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the internet by virtual means through a live webcast. The live webcast will be accessible at https://web.lumiagm.com/214074144. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.
The Notice of the Annual Meeting and the proxy statement (the “Proxy Statement”) accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)
to re-elect one member of the board of directors of the Company (the “Board”) to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified;

(ii)
to approve an amended and restated registration rights agreement related to the Company’s common stock; and

(iii)
to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Company’s Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.
The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about [•], 2020, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and the annual report, which consists of the Company’s registration statement on Form 10, as amended, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 (the “Annual Report”), and how to submit proxies by telephone or through the internet. All other stockholders will receive a copy of the Proxy Statement and the Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Company’s common stock, par value $0.001 per share, be represented at the Annual Meeting. If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy

Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.
Your vote and participation in the governance of the Company are very important.
Sincerely yours,
Steven L. Brown Chairman and Chief Executive Officer

TRINITY CAPITAL INC.
3075 West Ray Road, Suite 525
Chandler, Arizona 85226
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 15, 2020
To the Stockholders of Trinity Capital Inc.:
NOTICE IS HEREBY GIVEN THAT the annual meeting of stockholders of Trinity Capital Inc., a Maryland corporation (the “Company”), will be held on December 15, 2020 at 9:00 a.m., Mountain Standard Time (the “Annual Meeting”). Due to public health concerns related to the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the internet by virtual means through a live webcast. The live webcast will be accessible at https://web.lumiagm.com/214074144. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The Annual Meeting will be held for the following purposes:
1.
To re-elect one member of the Board of Directors (the “Board”) to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified;

2.
To approve an amended and restated registration rights agreement related to the Company’s common stock; and

3.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board has fixed the close of business on October 9, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
If your shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, in order to participate in the live webcast of the Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares you held as of the Record Date (as defined herein), your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC by no later than 2:00 p.m., Mountain Standard Time (5:00 p.m. Eastern Standard Time) on December 7, 2020.
If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.
Important notice regarding the availability of proxy materials for the Annual Meeting.   The Company’s proxy statement, the proxy card, and the Company’s annual report, which consists of the Company’s registration statement on Form 10, as amended, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, are available online at www.astproxyportal.com/ast/23276.

The following information applicable to the Annual Meeting may be found in the Company’s proxy statement and the accompanying proxy card:
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The date and time of the Annual Meeting and instructions on how to participate in and vote at the Annual Meeting virtually through the live webcast;

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A list of the matters intended to be acted on and the Company’s recommendations regarding those matters; and

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Any control/identification numbers that you need to access your proxy card.

By Order of the Board of Directors,
Steven L. Brown
Chairman and Chief Executive Officer
Chandler, Arizona
[•], 2020
Stockholders are requested to promptly authorize a proxy vote by telephone or through the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy by telephone or through the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by participating in the Annual Meeting and voting virtually through the live webcast.

TRINITY CAPITAL INC.
3075 West Ray Road, Suite 525
Chandler, Arizona 85226
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 15, 2020
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?
The annual meeting (the “Annual Meeting”) of stockholders of Trinity Capital Inc. (“we”, “us”, “our”, or the “Company”) will be held on December 15, 2020 at 9:00 a.m. Mountain Standard Time. Due to public health concerns related to the coronavirus (“COVID-19”) pandemic and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The live webcast of the Annual Meeting will be accessible at https://web.lumiagm.com/214074144. Click on “I have a login,” enter the 11-digit control number found on your Notice of Internet Availability of Proxy Materials or proxy card you previously received, and enter the password “TCI2020” (the password is case sensitive).
If your shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, in order to participate in the live webcast of the Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares you held as of the Record Date (as defined herein), your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC by no later than 2:00 p.m., Mountain Standard Time (5:00 p.m. Eastern Standard Time) on December 7, 2020.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, stockholders will be asked to:
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re-elect Ronald E. Estes to the Company’s Board of Directors (the “Board”) for a three-year term, expiring at the 2023 annual meeting of stockholders and until his successor is duly elected and qualified; and

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approve the amended and restated registration rights agreement related to the Company’s common stock (the “Amended Registration Rights Agreements”).

Who can vote at the Annual Meeting?
Only stockholders of record as of the close of business on October 9, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date.
How may I vote?
Virtually at the Annual Meeting.   You may vote virtually during the live webcast of the Annual Meeting by (a) visiting www.voteproxy.com and following the on screen instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you access the webpage), or (b) calling toll-free 1-800-PROXIES (1-800-776-9437) in the U.S. or 1-718-921-8500 from foreign countries from any touch-tone phone and follow the instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you call).
If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the live webcast of the Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with American Stock Transfer & Trust Company, LLC, as described above, in order for you to participate in the live webcast of the Annual Meeting. You then may vote by following the instructions provided to you by American Stock Transfer & Trust Company, LLC. Please refer to “What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?” above.
By Proxy by Telephone.   You may authorize a proxy by telephone by following the telephone voting instructions included in your proxy card. Most stockholders who hold shares beneficially in “street name” may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 8:59 p.m., Mountain Standard Time (11:59 p.m., Eastern Standard Time) on December 14, 2020, the day before the Annual Meeting date.
By Proxy through the Internet.   You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials or proxy card. Most stockholders who hold shares beneficially in “street name” may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 8:59 p.m., Mountain Standard Time (11:59 p.m., Eastern Standard Time) on December 14, 2020, the day before the Annual Meeting date.
Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.
By Proxy through the Mail.   When voting by proxy and mailing your proxy card, you are required to:
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indicate your instructions on the proxy card;

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date and sign the proxy card;

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mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

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allow sufficient time for the proxy card to be received on or before 9:00 a.m., Mountain Standard Time, on December 15, 2020.

Does the Board recommend voting for each of the Proposals?
Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on December 15, 2020 at 9:00 a.m., Mountain Standard Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The live webcast of the Annual Meeting will be accessible at https://web.lumiagm.com/214074144. Click on “I have a login,” enter the 11-digit control number found on your Notice of Internet Availability of Proxy Materials or proxy card you previously received, and enter the password “TCI2020” (the password is case sensitive).
If your shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, in order to participate in the live webcast of the Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares you held as of the Record Date (as defined herein), your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC by no later than 2:00 p.m., Mountain Standard Time (5:00 p.m. Eastern Standard Time) on December 7, 2020.
Only holders of record of our common stock at the close of business on October 9, 2020, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 18,236,043 shares of common stock, par value $0.001 per share (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, this “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Company’s annual report, which consists of the Company’s registration statement on Form 10, as amended, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 (the “Annual Report”), and how to submit proxies by telephone or through the internet are first being sent to stockholders on or about October [•], 2020. This Proxy Statement and the Annual Report can each be accessed online at www.astproxyportal.com/ast/23276.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the re-election of one member of the Board to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified; and (2) FOR the approval of the Amended Registration Rights Agreement. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.
To re-elect one member of the Board to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified;

2.
To approve the Amended Registration Rights Agreement; and

3.
To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Quorum Required
The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the shares of our common stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If you have properly voted by proxy via telephone, internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.
Vote Required
Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To re-elect one member of the Board to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
Proposal 2 — To approve the Amended Registration Rights Agreement.	Affirmative vote of stockholders (excluding directors, officers and affiliates of the Company) beneficially owning a majority of the shares of the Company’s common stock.	No	Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.
Proposal 3 — To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
You may vote “for” or “against,” or abstain from voting on Proposal 1, Proposal 2 and Proposal 3. The adoption of each of Proposal 1 and Proposal 3 requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of shares voted “for” each proposal must exceed the number of shares voted “against” such proposal. The adoption of Proposal 2 requires the affirmative vote of stockholders (excluding directors, officers and affiliates of the Company) beneficially owning a majority of the shares of the Company’s common stock, meaning such stockholders beneficially owning not less than a majority of such shares must vote “for” this proposal for it to be approved. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “against” votes, “abstain” votes, and broker non-votes.
Voting
You may vote virtually at the Annual Meeting or by proxy in accordance with the instructions provided in this Proxy Statement. You also may authorize a proxy by telephone or through the internet using the information included in your Notice of Internet Availability of Proxy Materials or proxy card. See “How may I vote?” above. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:
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indicate your instructions on the proxy card;

•
date and sign the proxy card;

•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•
allow sufficient time for the proxy card to be received on or before 9:00 a.m., Mountain Standard Time, on December 15, 2020.

If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the live webcast of the Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with American Stock Transfer & Trust Company, LLC, as described above, in order for you to participate in the live webcast of the Annual Meeting. You then may vote by following the instructions provided to you by American Stock Transfer & Trust Company, LLC. Please refer to “What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?” above.
Whether or not you expect to participate in the Annual Meeting virtually through the live webcast, we urge you to submit a proxy to vote your shares in advance of the Annual Meeting by (a) visiting www.voteproxy.com and following the on screen instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you access the webpage), or (b) calling toll-free 1-800-PROXIES (1-800-776-9437) in the U.S. or 1-718-921-8500 from foreign countries from any touch-tone phone and follow the instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you call), or (c) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described herein, but it will help to secure a quorum and avoid added solicitation costs.
Important notice regarding the availability of proxy materials for the Annual Meeting.   This Proxy Statement and the Annual Report are available online at www.astproxyportal.com/ast/23276. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the shares of our common stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman may adjourn the Annual Meeting until a quorum is present. If there are not enough shares of common stock represented at the Annual Meeting for votes to approve any of the proposals at the Annual Meeting, the Chairman may adjourn the Annual Meeting to permit the further solicitation of proxies.
Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Steven L. Brown and Kyle Brown (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the stockholders. The Company has engaged American Stock Transfer & Trust Company, LLC and D.F. King & Co., Inc., independent proxy solicitation firms, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of the services of these firms is estimated to be approximately $35,000 plus reasonable out-of-pocket expenses.
Revocability of Proxies
A stockholder may revoke any proxy that is not irrevocable by participating in and voting virtually during the Annual Meeting or by delivering a proxy in accordance with applicable law bearing a later date to the Corporate Secretary of the Company.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Corporate Secretary of the Company, Sarah Stanton, at our principal executive offices located at 3075 West Ray Road, Suite 525, Chandler, Arizona 85226. You can call us by dialing (480) 374-5350. You can access our proxy materials online at www.astproxyportal.com/ast/23276.
Record Date
The Board has fixed the close of business on October 9, 2020 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 18,236,043 Shares outstanding.
Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”), the Company has made this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report available to stockholders on the internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.
This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available online at www.astproxyportal.com/ast/23276.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of October 9, 2020, information with respect to the beneficial ownership of shares of our common stock by:
•
each person, if any, known to us to beneficially own more than 5.0% of the outstanding shares of our common stock;

•
each of our directors and executive officers; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage of beneficial ownership in the following table is based on 18,236,043 shares of our common stock outstanding as of October 9, 2020.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and/or investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law.
Our directors are divided into two groups — interest directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and independent directors are all other directors.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Directors
Steven L. Brown(2)	517,340	2.8%
Kyle Brown(3)	244,904	1.3%
Independent Directors
Edmund G. Zito(4)	34,167	*
Richard Ward(5)	19,525	*
Ronald E. Estes	—	—
Other Executive Officers
Gerald Harder	51,782	*
Susan Echard(6)	16,666	*
Ron Kundich	41,595	*
David Lund	—	—
Scott Harvey	—	—
Sarah Stanton	—	—
Executive officers and directors as a group (11 persons)(7)	925,979	5.1%

*
Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
Includes 505,400 shares held directly by Mr. S. Brown and 11,940 shares held indirectly through the Steven and Patricia Brown Family Trust, dated March 19, 1998.

(3)
Includes 234,514 shares held directly by Mr. K. Brown and 10,390 share held through KBIZ Corp., which he solely owns and controls.

(4)
Includes 14,515 shares held directly by Mr. Zito and 19,652 shares held by Mr. Zito through Vantage FBO Edmund G. Zito IRA.

(5)
Shares held through the Richard R. and Lynda J. Ward Family Trust.

(6)
Shares held through the Susan L. Echard IRA.

(7)
The address for each of the directors and officers is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEE
At the Annual Meeting, stockholders of the Company are being asked to consider the re-election of one director of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law, or greater than eleven. Under the Company’s Articles of Amendment and Restatement, (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two, and three years, respectively. The Board currently consists of five directors who serve in the following classes: Class 1 (term ending at the Annual Meeting) — Ronald E. Estes; Class 2 (terms ending at the 2021 annual meeting of stockholders) — Kyle Brown and Richard R. Ward; and Class 3 (terms ending at the 2022 annual meeting of stockholders) — Steven L. Brown and Edmund G. Zito.
Ronald E. Estes has been nominated for re-election by the Board to serve a three-year term until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Estes has agreed to serve as a director if re-elected and has consented to being named as a nominee in this Proxy Statement.
A stockholder can vote for, against or abstain from voting for the director nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the re-election of the director nominee named in this Proxy Statement. If the director nominee should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that the person named as director nominee will be unable or unwilling to serve.
Required Vote
The affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy is required to re-elect the director nominee to the Board. For this proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote. There will be no cumulative voting with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF THE DIRECTOR NOMINEE.

Information about the Director Nominee and Other Directors
Set forth below is information, as of October 9, 2020, regarding Mr. Estes, who has been nominated by the Board for re-election as director of the Company by the Company’s stockholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Mr. Estes is not being proposed for re-election pursuant to any agreement or understanding between Mr. Estes, on the one hand, and the Company or any other person or entity, on the other hand.
The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominee or officers, and none are currently pending.
Nominee for Class 1 Director — Term Expiring 2023:
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director Nominee
Ronald E. Estes, 63	Director	President, CEO and CFO, LifeStream Complete Senior Living, Inc.	Class 1 Director since 2019; Term expires in 2020	—

(1)
The address for the director is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

Ronald E. Estes has served as a member of the Board since September 2019. Mr. Estes has served as the Chief Financial Officer of LifeStream Complete Senior Living, Inc., a nonprofit provider of senior living communities, since January 2013 and as its President and Chief Executive Officer since 2016. In such capacities, Mr. Estes is responsible for all matters related to the mission, organization and financial oversight of LifeStream Complete Senior Living, Inc. Prior to that, Mr. Estes served as a tax director at McGladrey LLP (now RSM US LLP), an audit, tax and consulting services firm, from 2011 to 2012. Mr. Estes also previously served as the Chief Financial Officer of The Ryerson Company, a developer and operator of senior living communities, from 2003 to 2010. Mr. Estes is a certified public accountant with 15 years of public accounting experience.
The Company believes Mr. Estes’ extensive management, leadership and accounting experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Incumbent Class 2 Directors — Term Expiring 2021
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Richard R. Ward, 80	Director	Owner/Operator, Renaissance Farms Oregon	Class 2 Director since 2019; Term expires in 2021	—
Interested Director(3)
Kyle Brown, 36	Director, President and Chief Investment Officer	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 2 Director since 2019; Term expires in 2021	—

(1)
The address for each director is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. K. Brown is an “interested person” because of his affiliation with the Company.

Richard R. Ward has served as a member of the Board since September 2019. Previously, Mr. Ward was Senior Vice President of Avnet Inc. — President of Avnet Computer Products (“Avnet”), a Fortune 200 company and distributor of electronic components, from 1992 until his retirement in 2000. After his retirement, Mr. Ward returned to Avnet for two years at the request of the chairman to mentor and create leadership development programs for Avnet’s top and most promising executives. Mr. Ward’s prior responsibilities, spread over 20 years with Avnet, include Director of North American Field Operations, area and regional sales, marketing and operational duties. Mr. Ward has also served as an advisor to several privately held commercial enterprises in various industries. In addition, he has been the owner and operator of Renaissance Farms Oregon since 2012.
The Company believes that Mr. Ward’s extensive experience in building and developing large businesses, both domestic and international, as well as his broad experience in developing senior executives bring important and valuable skills to the Board and qualify him to serve as a member of the Board.
Kyle Brown has served as the Company’s President and Chief Investment Officer since August 2019 and as a member of the Board since September 2019. Mr. K. Brown is also a member of the Company’s Investment Committee (the “Investment Committee”). Prior to joining the Company, Mr. K. Brown was a Managing Partner at Trinity Capital Investments (“Trinity”), a leading provider of venture loans and equipment financing to growth stage companies, and a member of its investment committees since 2015. In such capacity, Mr. K. Brown was responsible for managing the investment activities at Trinity in order to achieve the firm’s deployment goals and managed relationships with potential customers as well as with strategic partners, including venture capital firms and technology bank lenders. Prior to joining Trinity, he was the Founder and Chief Executive Officer of Brown Equity, LLC, a real estate financial investment firm, from 2006 to 2015. He also co-founded and managed Sharp Equity Homes, LLC, a full-service, web-based multiple listing service for trustee sale auctions in Arizona and California, from 2007 to 2012. Prior to that, Mr. K. Brown founded or co-founded three additional startups over the course of his career. Mr. K. Brown is the son of Steven L. Brown.
The Company believes that Mr. K. Brown’s extensive investing, leadership, entrepreneurial experience and investment management process experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Incumbent Class 3 Directors — Terms Expiring 2022:
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Edmund G. Zito, 71	Director	President, Alliance Bank of Arizona (a division of Western Alliance Bank); Board of Advisors, Adopt Technologies; Board of Advisors, Redirect Health; Arizona Chamber of Commerce; Board Developer	Class 3 Director since 2019; Term expires in 2022	—
Interested Director(3)
Steven L. Brown, 58	Chairman and Chief Executive Officer	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 3 Director since 2019; Term expires in 2022	—

(1)
The address for each director is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. S. Brown is an “interested person” because of his affiliation with the Company.

Edmund G. Zito has served as a member of the Board since September 2019. Prior to joining the Board, Mr. Zito served as the President of Alliance Bank of Arizona (a division of Western Alliance Bank) from 2014 to 2018 and was a member of its Asset and Liability Management and Investment Committee, as well as its Risk Management Committee. Mr. Zito has over 30 years of commercial and investment banking and public finance experience. He served as Regional President and as a member of the board of directors for Imperial Bank Arizona from 1997 to 2000. Prior to that, Mr. Zito served in senior executive positions with First Interstate Bank, including President of First Interstate Equity Corporation (an SBIC), from 1993 to 1996. Mr. Zito has served on the board of advisors to Adopt Technologies, a cloud computing and information technology service provider, since 2016, and Redirect Health, a healthcare company, since 2018. He has served on the board of directors of Board Developer, a strategic management consulting firm, since 2018 and became Chairman of its board of directors in 2019.
Mr. Zito has worked extensively on economic development and capital formation in Arizona, having chaired the Economic Development Committee of the Arizona Chamber of Commerce (the “ACC”) from 2016 to 2018. Mr. Zito also has served on the board of directors of the ACC since 2013 and has served on the executive committee of the ACC from 2016 to 2018. In addition, Mr. Zito served as initial Vice Chairman of the Arizona Economic Resource Organization, a Governor-mandated, public-private partnership formed to lead Arizona’s economic development initiatives, from 2008 to 2010. From 2013 to 2018, Mr. Zito served on the board of directors of Downtown Phoenix Inc. and was a member of its executive committee and served as its Treasurer from 2014 to 2018. He served on the Flinn Foundation Bioscience Steering Committee from 2005 to 2018 and as a member of the Canada Arizona Business Council from 2012 to 2018.
The Company believes that Mr. Zito’s extensive management, leadership and commercial and investment banking experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.
Steven L. Brown, the Company’s founder, has served as Chairman of the Board and as the Company’s Chief Executive Officer since August 2019. Mr. S. Brown is also a member of the Investment Committee. Prior to founding the Company, Mr. S. Brown founded Trinity, a leading provider of venture loans and equipment financing to growth stage companies, in January 2008 and was a Managing Partner at Trinity since January 2008. Mr. S. Brown has 25 years of experience in venture equity and venture debt and working with growth stage companies. Prior to founding Trinity, Mr. S. Brown served as general partner at Point Financial Capital Partners, a venture leasing fund, from 2003 to 2008 and was the President and Chief Financial Officer of InvestLinc Financial Services, an early-stage private equity fund and consulting firm, from 1998 to 2002. He was also part of the founding group of Cornerstone Equity Partners, a private equity fund, and served as a partner from 1996 to 1998.
Mr. S. Brown is a member of the Small Business Investment Alliance. The Company believes that Mr. S. Brown’s history with Trinity, familiarity with the Company’s investment platform and extensive venture capital lending, equipment financing and management experience bring important and valuable skills to the Board and qualify him to serve as Chairman of the Board.
Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; or Over $100,000.
Name of Director	Dollar Range of Equity Securities in Trinity Capital Inc.(1)(2)
Interested Directors
Steven L. Brown	over $100,000
Kyle Brown	over $100,000
Independent Directors
Edmund G. Zito	over $100,000
Richard Ward	over $100,000
Ronald E. Estes	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned is calculated by multiplying the NAV per share of the Company as of June 30, 2020, times the number of shares beneficially owned.

Information about Executive Officers Who Are Not Directors
The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.
Name	Age	Position	Officer Since
Gerald Harder	58	Senior Vice President — Chief Credit Officer	2019
Susan Echard	56	Chief Financial Officer and Treasurer	2019
Ron Kundich	49	Senior Vice President — Loan Originations	2019
David Lund	66	Executive Vice President — Finance and Strategic Planning	2019
Scott Harvey	66	Chief Legal Officer and Chief Compliance Officer	2019
Sarah Stanton	35	General Counsel and Corporate Secretary	2020
The address for each of the Company’s executive officers is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.
Gerald Harder has served as the Company’s Senior Vice President — Chief Credit Officer since August 2019 and is a member of the Investment Committee. Prior to joining the Company, Mr. Harder served as an Operating Partner at Trinity since 2018 and previously served as a Managing Director at Trinity from 2016 to 2018. As an Operating Partner at Trinity, Mr. Harder was responsible for analyzing investment opportunities and collaborating on the firm’s investment strategy, objectives, asset allocation and balancing risk against performance. Prior to joining Trinity, he served as an Executive Vice President of Engineering and Operations at Sand 9 Inc., a fabless Micro-electromechanical system company, from 2012 to 2015. In such capacity, Mr. Harder worked to design, develop and produce groundbreaking piezoelectric microelectromechanical systems based timing devices for mobile, internet of things, and communications infrastructure markets. Mr. Harder has also served in many technology leadership roles, including Director of Operations for Cirrus Logic from 2011 to 2012, Vice President of Engineering for White Electronic Designs from 2008 to 2010, and technical leadership roles with ON Semiconductor from 2004 to 2008.
Susan Echard has served as the Company’s Chief Financial Officer and Treasurer since August 2019 and as the Company’s Corporate Secretary from August 2019 to July 2020. Prior to joining the Company, Ms. Echard served as the Chief Financial Officer at Trinity since April 2019 and, in such capacity, was responsible for all aspects of the firm’s financial matters, investor relations, legal and human resource management. Prior to joining Trinity, Ms. Echard served as the Chief Financial Officer at CUBEX LLC, a medical, dental and veterinary inventory management company, from 2017 to 2019. From 2016 to 2017, she served as the Chief Financial Officer at Datashield, a data security services company, and from 2015 to 2016 she served as the Corporate Controller at BeyondTrust, a provider of privileged access and identity management and data security. Prior to that, she served as Corporate Controller at AFS Technologies, Inc. a provider of software solutions for consumer goods companies, from 2014 to 2015, and was formerly a senior auditor at Ernst & Young LLP. Ms. Echard has over 30 years of accounting experience.
Ron Kundich has served as the Company’s Senior Vice President — Loan Originations since August 2019 and is a member of the Investment Committee. Prior to joining the Company, Mr. Kundich served as a Partner at Trinity since 2018 and previously served as a Managing Director at Trinity from 2017 to 2018. At Trinity, Mr. Kundich was responsible for developing relationships with the firm’s referral partners, sourcing potential investments and evaluating investment opportunities, including working closely with venture capitalists, commercial technology bankers, attorneys and financial professionals in Silicon Valley and abroad. Prior to joining Trinity, Mr. Kundich served as a Managing Director and Regional Manager at Square 1 Bank from 2013 to 2017, where he was responsible for sourcing, underwriting and managing a portfolio of venture-backed companies and a team of venture bankers. Mr. Kundich has been supporting venture-backed companies for over 25 years and his career path has included increasing levels of responsibility with leading technology banks, including Silicon Valley Bank, Imperial Bank (which was acquired by Comerica Bank) and Square 1 Bank (where he was a Co-Founder).
David Lund has served as the Company’s Executive Vice President — Finance and Strategic Planning since September 2019. Mr. Lund has been a partner at Ravix Group Inc., a provider of outsourced accounting, financial consulting, and financial management services, since 2016. Prior to that, Mr. Lund was the Chief Financial Officer at Hercules Capital, Inc., a business development company that is traded on the New York Stock Exchange (“Hercules”), from 2005 to 2011, and acted in an interim capacity in that role from 2017 to 2019. Mr. Lund has over 35 years of financial consulting and executive leadership experience working with both private and publicly traded companies. From 2011 to 2016, Mr. Lund served as Chief Financial Officer and Consultant of White Oak Global Advisors LLC where he was Chairman of the Valuation Committee, was responsible for financial and tax reporting for various partnerships, managed the audit process for multiple investment vehicles, and was involved in fund structuring and operational initiatives.
Scott Harvey has served as the Company’s Chief Legal Officer since July 2020 and as the Company’s Chief Compliance Officer since September 2019. Mr. Harvey served as the Company’s General Counsel from September 2019 to July 2020. Prior to joining the Company, he served as the Chief Legal Officer at Oportun, a financial services firm, from 2012 to 2018. Prior to that, from 2003 to 2012, Mr. Harvey served as the Chief Legal Officer, Chief Compliance Officer and Secretary at Hercules, which he co-founded. Mr. Harvey has over 30 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Prior to co-founding Hercules, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from 1997 to 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel there from 1983 to 1991.

Sarah Stanton has served as the Company’s General Counsel and Corporate Secretary since July 2020. Prior to joining the Company, Ms. Stanton served as Senior Associate General Counsel, Corporate & Securities, for Verra Mobility Corporation (Nasdaq: VRRM), a transportation technology company, from August 2018 to June 2020, where she oversaw corporate governance, SEC and Nasdaq compliance, and mergers and acquisitions. From 2016 to 2018, she was a corporate associate at DLA Piper, focusing on public company governance, mergers and acquisitions and venture capital transactions. From 2011 to 2016, Ms. Stanton was an associate at Rusing Lopez & Lizardi, PLLC, in a general corporate and commercial litigation practice.
Election of Officers
Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.
CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of five members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of the Company’s Class 1 director expires at the Annual Meeting; the terms of the Company’s Class 2 directors will expire at the 2021 annual meeting of stockholders; and the terms of the Company’s Class 3 directors will expire at the 2022 annual meeting of stockholders.
Mr. Estes serves as a Class 1 director (with a term expiring at the Annual Meeting). Messrs. Ward and K. Brown serve as Class 2 directors (with terms expiring at the 2021 annual meeting of stockholders). Messrs. Zito and S. Brown serve as Class 3 directors (with terms expiring at the 2022 annual meeting of stockholders).
Independent Directors
Pursuant to the Company’s Charter, a majority of the Board will consist of directors who are not “interested persons” of the Company or of any of its affiliates, as defined in the 1940 Act (the “Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”) to Independent Directors.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company or of any of its respective affiliates, the Board determined that Messrs. Zito, Ward, and Estes qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.
Interested Directors
Messrs. S. Brown and K. Brown are considered “interested persons” (as defined in the 1940 Act) of the Company because they are executive officers of the Company.
Meetings and Attendance
The Board met five times during 2019 and acted on various occasions by unanimous written consent. Each director attended all meetings of the Board and the committees thereof on which he served during 2019.

Board Attendance at Annual Meeting
The Company’s policy is to encourage its directors to attend each annual meeting of stockholders; however, such attendance is not required at this time.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to our business and affairs. Among other things, the Board approves the appointment of our officers, reviews and monitors the services and activities performed by our officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believes that our flexibility to select our chairman and reorganize our leadership structure from time to time is in our and our stockholders’ best interests.
Presently, Steven L. Brown serves as the chairman of the Board. Mr. Brown is an interested director because he is the Chief Executive Officer of the Company and serves on the Investment Committee. We believe that Mr. Brown’s history with Trinity, familiarity with our investment platform and extensive venture capital lending, equipment financing and management experience qualifies him to serve as chairman of the Board. Moreover, the Board believes that it is in the best interests of our stockholders for Mr. Brown to lead the Board because of his broad experience with our platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.
The Board does not have a lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation, and Nominating Committees, each of which is comprised solely of Independent Directors, and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. In addition, although the Independent Directors recognize that having a lead Independent Director may in some circumstances help coordinate communications with management and otherwise assist a board of directors in the exercise of its oversight duties, the Independent Directors believe that, because of the size of the Board, the ratio of Independent Directors to interested directors, and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Director. Further, the Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between management of the Company and the Board.
Board Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.
As described below in more detail under “Audit Committee” and “Nominating Committee,” the Audit Committee and the Nominating Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting and audits of our financial statements and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. Both the Audit Committee and the Nominating Committee consist solely of Independent Directors.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer will prepare a written report at least annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which will be reviewed by the Board, will address at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.
We believe that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a business development company (“BDC”). Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, and we generally have to invest at least 70% of our total assets in “qualifying assets.” In addition, we intend to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for our fiscal year ending December 31, 2020. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.
We believe that the role of the Board in risk oversight is appropriate. However, we re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.
Communications with Directors
Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226, Attention: Corporate Secretary.
Committees of the Board
The Board has an Audit Committee, a Nominating Committee, and a Compensation Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit, Nominating, and Compensation Committees can be accessed on the Company’s website at www.trincapinvestment.com.
As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows (the names of the respective committee chairs are bolded):
Audit Committee	Nominating Committee	Compensation Committee
Ronald E. Estes (Chair)	Edmund G. Zito (Chair)	Richard Ward (Chair)
Edmund G. Zito	Ronald E. Estes	Edmund G. Zito
Richard Ward	Richard Ward	Ronald E. Estes
Audit Committee
The Audit Committee is composed of Ronald E. Estes (chair), Edmund G. Zito and Richard Ward, each of whom is not considered an “interested person” of the Company as that term is defined in

Section 2(a)(19) of the 1940 Act. The Board has determined that our Audit Committee chair is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. In addition, our Audit Committee members meet the independence and experience requirements of Rule 10A-3 under the Exchange Act.
In accordance with its written charter adopted by the Board, the Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; (f) establishes guidelines and makes recommendations to the Board regarding the valuation of our investments; and (g) acts as a liaison between our independent registered public accounting firm and the Board.
The Board and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations, including securities, that, while listed on a private securities exchange, have not actively traded.
The Audit Committee held three formal meetings in 2019. Each member of the Audit Committee attended all of the meetings held during 2019.
Nominating Committee
General
The Nominating Committee is composed of Edmund G. Zito (chair), Richard R. Ward and Ronald E. Estes, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.
In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively. The Nominating Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.
The Nominating Committee did not hold any formal meetings in 2019.
Director Nominations
Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by stockholders in compliance with the procedures set forth in the Company’s bylaws.
Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements of the Company’s bylaws are separate from the requirements discussed below under “Submission of Stockholder Proposals” to have the stockholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules, including Rule 14a-8.
The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
In evaluating director nominees, the Nominating Committee considers, among others, the following factors:
•
whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•
whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•
whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•
whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and

•
whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its stockholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.
The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board will be polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.
The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its stockholders.
Compensation Committee
The Compensation Committee is composed of Richard R. Ward (chair), Edmund G. Zito and Ronald E. Estes, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.

In accordance with its written charter adopted by the Board, the Compensation Committee oversees our overall compensation strategies, plans, policies and programs, including determining the compensation for our executive officers and the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The Compensation Committee also assesses our compensation-related risks. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board, except that employee directors do not vote with respect to their compensation.
The Compensation Committee held two formal meetings in 2019. Each member of the Compensation Committee attended all of the meetings held during 2019.
Compensation Committee Interlocks and Insider Participation
During 2019, no member of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Each member of the Compensation Committee is independent and not an “interested person” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act). In addition, no Compensation Committee interlocking relationships, as set forth under Item 407(e) of Regulation S-K, existed during 2019 between any member of the Board, the Compensation Committee or our executive officers.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics which applies to the Company’s executive officers, including its Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at www.trincapinvestment.com.
There have been no material changes to the Company’s corporate code of ethics or material waivers of the code that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at www.trincapinvestment.com as well as file a Current Report on Form 8-K with the SEC.
Hedging, Speculative Trading and Pledging of Securities
Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.
DIRECTOR COMPENSATION
Independent Director Fees
Directors who are also employees of the Company and therefore “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) do not receive compensation for their services as directors. We pay each Independent Director an annual fee of  $100,000 per year for serving as a director. We are also authorized to pay the reasonable out-of-pocket expenses of each Independent Director incurred by such director in connection with the fulfillment of his duties as an Independent Director. The Compensation Committee periodically reviews the compensation of our Independent Directors and recommends any changes to the Board for approval.

We did not pay any fees to our directors during the year ended December 31, 2019, as we commenced operations as a BDC on January 16, 2020. We also did not issue any equity based compensation, including stock options or restricted stock, to our directors during the year ended December 31, 2019 and none are outstanding. For a discussion of the compensation of our interested directors and executive officers, see “Executive Compensation” below.
Non-Employee Director Plan
The Board has approved the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (the “2019 Restricted Stock Plan”) to be effective upon receipt of exemptive relief from the SEC as discussed below and stockholder approval. The 2019 Restricted Stock Plan provides a means through which we may attract and retain qualified Independent Directors to enter into and remain in service on the Board. Under the 2019 Restricted Stock Plan, at the beginning of each one-year term of service on the Board, each Independent Director may, at the discretion of the Compensation Committee, receive a grant of shares of restricted stock in an amount determined by the Compensation Committee. These shares of restricted stock are subject to forfeiture provisions that will lapse as to an entire award at the end of the one-year term.
We have applied for an exemptive order from the SEC to permit us to issue shares of restricted stock under the 2019 Restricted Stock Plan to our Independent Directors. If exemptive relief is obtained and such plan is approved by our stockholders, the Compensation Committee may award shares of restricted stock under the 2019 Restricted Stock Plan in such amounts and on such terms as the Compensation Committee determines and consistent with any exemptive order the SEC may issue and the terms of the 2019 Restricted Stock Plan. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder interests and does not involve overreaching by management or the Board. We cannot provide any assurance that we will receive such exemptive relief from the SEC.

EXECUTIVE COMPENSATION
Overview
Our senior management team consists of Messrs. S. Brown, K. Brown, Harder, Kundich, Lund and Harvey, and Mses. Echard and Stanton. We refer to Messrs. S. Brown, K. Brown, and Harder, as the named executive officers, or NEOs. We have entered into certain employment offer letters with each of the NEOs (the “NEO Agreements”), as well as certain of our other senior management team members referenced above, regarding their compensation packages. Please also see “Certain Relationships and Related-Party Transactions” for a discussion of certain shares of common stock received by certain of our senior management team members in connection with the Formation Transactions.
Our executive compensation program is designed to encourage our executive officers to think and act like our stockholders. The structure of our NEOs’ compensation arrangements and incentive compensation programs are designed to encourage and reward the following:
•
sourcing and pursuing attractively priced investment opportunities in all types of securities within our investment strategy and objective;

•
accomplishing our investment objective;

•
ensuring we allocate capital in the most effective manner possible; and

•
creating and growing stockholder value.

Our Compensation Committee adopts, reviews and approves all of our compensation arrangements and policies.
Executive Compensation Policy
Overview.   Our performance-driven compensation policy consists of the following three components:
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Base salary;

•
Annual cash bonuses; and

•
Equity and equity-based compensation pursuant to the 2019 Trinity Capital Inc. Long-Term Incentive Plan (“2019 Long-Term Incentive Plan”).

We carefully design each NEO’s compensation package to appropriately reward the NEO for his or her contribution to the Company and align with the interests of our stockholders. This is not a mechanical process, and our Compensation Committee uses its judgment and experience, working in conjunction with our Chief Executive Officer, to determine the appropriate mix of compensation for each NEO. Cash compensation consisting of base salary and discretionary annual cash bonuses tied to company performance, the achievement of individual performance goals and other metrics set by the Compensation Committee are intended to incentivize NEOs to remain employed with us and incentivize them to work towards achieving our goals. Equity and equity-based compensation may be awarded based on performance expectations set by the Compensation Committee for each individual and, over time, on his or her performance against those expectations. We continually assess our mix of short-term cash compensation and longer term equity-based compensation to encourage retention of key employees and align their interests with our stockholders.
Base salary.   Base salary is set at a level so as to recognize the particular experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with determining the 2020 annual base salaries of the NEOs, the Compensation Committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual prior to our formation and the number of well-qualified candidates available in our area. In addition, we considered the annual base salaries paid to comparably situated executive officers of similar entities and other competitive market practices. We have not used third-party compensation consultants in connection with determining annual base salaries or for any other purpose, but expect to do so going forward.

The annual base salaries of the NEOs will be reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in annual base salary level are relative performance, relative cost of living and competitive pressures. As more fully described below, we have entered into the NEO Agreements with our NEOs. The NEO Agreements provide that Messrs. S. Brown and K. Brown’s annual base salaries may not be decreased. Further, if the Compensation Committee lowers either of Messrs. S. Brown or K. Brown’s annual base salaries, such an action would constitute a Good Reason (as defined in the NEO Agreements) entitling each such individual to resign and collect their respective severance payments pursuant to the NEO Agreements. See the section below entitled “Severance” for more information regarding resignations constituting terminations entitling parties to severance payments.
Annual cash bonuses.   Annual cash bonuses are intended to reward individual performance during the calendar year and can therefore be highly variable from year to year. Currently, these bonuses are determined on a discretionary basis by the Compensation Committee and will be determined for each NEO based upon company performance, individual performance and other metrics set by the Compensation Committee, with our management’s input.
Long-Term Incentive Awards
Generally.   We have adopted the 2019 Long-Term Incentive Plan to provide equity and equity-based awards as long-term incentive compensation to our executive officers and key employees.
We expect to use equity and equity-based awards to:
•
attract and retain key officers and employees;

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motivate our officers and employees by means of performance-related incentives to achieve long-range

•
performance goals;

•
enable our officers and employees to participate in our long-term growth; and

•
link our officers’ and employees’ compensation to the long-term interests of our stockholders.

Subject to the terms of the 2019 Long-Term Incentive Plan, the Compensation Committee will determine the persons to receive equity and equity-based awards. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to the award, subject to the terms and conditions set forth in the 2019 Long-Term Incentive Plan.
Restricted Stock and Restricted Stock Units.   Generally BDCs, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. Our 2019 Long-Term Incentive Plan allows the Compensation Committee to grant restricted stock and restricted stock units, but the Compensation Committee will not grant such awards unless and until we obtain from the SEC an exemptive order permitting such grants. We have applied for an exemptive order from the SEC to permit us to issue shares of restricted stock, but not restricted stock units, as part of the compensation packages for certain of our executive officers and key employees. If exemptive relief is obtained and such plan is approved by our stockholders, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Compensation Committee determines and consistent with any exemptive order the SEC may issue and the terms of the 2019 Long-Term Incentive Plan. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder interests and does not involve overreaching by management or the Board. We cannot provide any assurance that we will receive such exemptive relief from the SEC. Each grant of restricted stock will be for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to distributions and voting rights.
Competitive Market Review
We consider competitive market practices with respect to the salaries and total compensation of our NEOs. We review the market practices of similar companies by speaking to other financial professionals and reviewing annual reports on Form 10-K or similar information of other internally managed BDCs. We also expect to engage an independent compensation consultant to review our NEO compensation.
Severance
Upon certain terminations of employment, the NEO Agreements provide that the certain NEOs may receive severance payments and equity and equity-based awards under our 2019 Long-Term Incentive Plan may vest and/or become immediately exercisable or salable as described herein.
2019 Long-Term Incentive Plan.   As discussed in more detail in the section below entitled “Compensation Plans,” our 2019 Long-Term Incentive Plan will be effective upon receipt of the exemptive relief from the SEC discussed herein and stockholder approval. Upon specified covered transactions involving a change in control (as defined in the 2019 Long-Term Incentive Plan), all outstanding awards under the 2019 Long-Term Incentive Plan will be subject to accelerated vesting in full and then terminated to the extent not exercised within a designated time period.
Severance.   The following discussion regarding severance payments applies only to certain NEOs with whom we have entered into NEO Agreements. See the section below entitled “NEO Agreements” for more information regarding severance payments.
The rationale behind providing severance packages under certain circumstances described below is to attract and retain talented executives and assure them that they will not be financially disadvantaged if they relocate and/or leave another job to join us, but are not retained following a transaction and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the consummation of such a transaction. For more discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “2020 Potential Payments Upon Termination of Employment Table.”
Conclusion
Our compensation policies are designed to retain and motivate our NEOs and to ultimately reward them for outstanding performance which grows the value of the Company. We believe the retention and motivation of our NEOs will enable us to grow strategically and position ourselves competitively in our market.
Named Executive Officer Compensation
During the year ended December 31, 2019, we did not pay any salaries or bonuses to our NEOs as we commenced operations as a BDC on January 16, 2020. We also did not issue any equity based compensation, including stock options or restricted stock, to our NEOs during the year ended December 31, 2019 and none are outstanding. Certain of our NEOs will receive the annual base salaries and be entitled to bonus compensation as described below. The respective annual base salaries of our NEOs for the year ending December 31, 2020 are as follows:
Name	2020 Annual Base Salary(1)
Steven L. Brown	$650,000
Kyle Brown	$550,000
Gerald Harder	$450,000

(1) Reflects annual base salary for 2020 fiscal year.
In addition to their annual base salaries, Messrs. S. Brown, K. Brown and Harder are entitled to cash bonuses of $180,000, $100,000 and $40,000, respectively, and an additional $270,000, $150,000 and $60,000, respectively, which are subject to forfeiture if the deadline for registration and listing of the shares of our common stock is not met. See “— NEO Agreements.” The NEOs will also be eligible to receive additional discretionary annual cash bonuses as may be declared from time to time by the Compensation Committee, which bonuses will be based on company performance, individualized performance and other metrics.
Under the NEO Agreements, the NEOs will also be entitled to certain payments upon certain terminations of employment, including if a termination occurred in connection with a change in control. The following table sets forth those potential payments with respect to each applicable NEO:
2020 Potential Payments upon Termination of Employment Table
	Benefit	Death(3)	Disability(3)	Termination Without Cause or Good Reason(3)	Within One Year After Change in Control; Termination Without Cause or Good Reason(3)
Steven L. Brown	Severance(1)	$1,300,000	$1,300,000	$1,300,000	$1,300,000
	Bonus(2)	1,950,000	1,950,000	1,950,000	1,950,000
Kyle Brown	Severance(1)	1,100,000	1,100,000	1,100,000	1,100,000
	Bonus(2)	1,650,000	1,650,000	1,650,000	1,650,000
Gerald Harder	Severance(1)	450,000	450,000	450,000	450,000
	Bonus(2)	500,000	500,000	500,000	500,000

(1)
Severance pay includes an employee’s annual base salary (as averaged over three years or employee’s most recent annual base salary if less than three years) and applicable multiple thereof paid in lump sum.

(2)
Bonus compensation includes an employee’s annual bonus (as averaged over last three years or employee’s most recent annual bonus if less than three years) and applicable multiple thereof plus an employee’s pro rata annual bonus for the year of termination paid lump sum.

(3)
Upon these termination events, the employee will also become fully vested in any previously unvested equity or equity-based compensation and receive company paid employer contributions towards COBRA continuation coverage for a period of time, paid in lump sum.

NEO Agreements
As described above, we have entered into the NEO Agreements with our NEOs. The NEO Agreements provide for employment “at will” and specify an initial base salary equal to the “2020 Annual Base Salary.”
In addition to their annual base salaries, the NEOs will be eligible to receive discretionary annual cash bonuses as may be declared from time to time by the Compensation Committee, which bonuses will be based on individualized performance and other metrics. The Compensation Committee will establish such performance objectives, as well as determine the actual bonus awarded to each NEO, annually.
Certain NEO Agreements also provide for certain severance and other benefits upon certain terminations of employment for a period of five years following the commencement of the NEO’s employment. The severance and other benefits in these circumstances are reflected in the discussion above and the “2020 Potential Payments upon Termination of Employment Table.”
The NEO Agreements provide for, to the extent permitted by applicable law, a non-competition period and other restrictive covenants after termination of employment. In addition, the NEO Agreements provide for, to the extent permitted by applicable law, a non-solicitation period after any termination of employment and for perpetual protection of confidential company information.
In addition to their annual base salaries, Messrs. S. Brown, K. Brown and Harder are entitled to cash bonuses of  $180,000, $100,000 and $40,000, respectively, and an additional $270,000, $150,000 and $60,000, respectively, which are subject to forfeiture if the deadline for registration and listing of the shares of our common stock is not met.
Compensation Plans
2019 Long-Term Incentive Plan
The Board has approved our 2019 Long-Term Incentive Plan, to be effective upon receipt of the exemptive relief from the SEC discussed below and stockholder approval, for the purpose of attracting and retaining the services of executive officers and other key employees. Under our 2019 Long-Term Incentive Plan, the Compensation Committee may award restricted stock, restricted and performance stock unit awards, incentive stock options, non-statutory stock options, performance awards, dividend equivalent rights and other stock based awards to our executive officers and other key employees.
The Compensation Committee will administer the 2019 Long-Term Incentive Plan and has the authority, subject to the provisions of the 2019 Long-Term Incentive Plan, to determine who will receive awards under the 2019 Long-Term Incentive Plan and the terms of such awards. Our Compensation Committee will be required to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of certain specified events such as stock splits, distributions and recapitalizations.
Upon specified covered transactions (as defined in the 2019 Long-Term Incentive Plan), all outstanding awards under the 2019 Long-Term Incentive Plan will be subject to accelerated vesting in full and then terminated to the extent not exercised prior to the covered transaction.
Awards under the 2019 Long-Term Incentive Plan will be granted to our executive officers and other key employees as determined by the Compensation Committee at the time of each issuance.
Under the 1940 Act, BDCs cannot issue stock for services to their executive officers and employees other than options, warrants and rights to acquire capital stock. As a result, we have applied for exemptive relief from the SEC to permit us to grant restricted stock in exchange for or in recognition of services by our executive officers and other key employees. We cannot provide any assurance that we will receive the exemptive relief from the SEC in either case.
401(k) Plan
We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have three months of service are eligible to participate. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to the IRS limits annually for the 2020 plan year, and to direct the investment of these contributions. Plan participants who are age of 50 or older during the 2020 plan year are eligible to defer additional “catch up contributions” in amounts up to IRS limits during 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have established procedures to govern the review, approval and monitoring of transactions involving the Company and certain persons related to it. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.
In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.
We will not enter into any agreements unless and until the Board is satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek the review and obtain the approval of the Board and, if required, exemptive relief from the SEC for such transactions.
Pursuant to the Company’s formation transactions (the “Formation Transactions”), the Company acquired Trinity Capital Investment, LLC, Trinity Capital Fund II, L.P. (“Fund II”), Trinity Capital Fund III, L.P. (“Fund III”), Trinity Capital Fund IV, L.P. (“Fund IV”), and Trinity Sidecar Income Fund, L.P. (collectively the “Legacy Funds”) through mergers of the Legacy Funds with and into the Company, and we issued 9,183,185 shares of our common stock at $15.00 per share for an aggregate amount of approximately $137.7 million and paid approximately $108.7 million in cash to the legacy investors of such funds (the “Legacy Investors”), which include the general partners/managers of the Legacy Funds. In addition, as part of the Formation Transactions, we acquired 100% of the equity interests of Trinity Capital Holdings, LLC (“Trinity Capital Holdings”) for an aggregate purchase price of $10.0 million, which was comprised of 533,332 shares of our common stock at $15.00 per share for an aggregate amount of approximately $8.0 million and approximately $2.0 million in cash. The valuation of Trinity Capital Holdings as of September 30, 2019 was based upon a valuation of Trinity Capital Holdings prepared by an independent third-party valuation expert. Members of our management, including Messrs. S. Brown, K. Brown, Harder and Kundich, owned 100% of the equity interests in Trinity Capital Holdings and controlling interests in the general partners/managers of the Legacy Funds.
Because members of our management controlled the general partners/managers of the Legacy Funds through their ownership interests in the general partners/managers of the Legacy Funds, including Trinity Capital Holdings, the amount of consideration received by the Legacy Investors, including the owners of the general partners/managers of the Legacy Funds, was not determined through arms-length negotiations. In addition, certain members of our management and their affiliates have invested approximately $2.0 million, in the aggregate, through limited partnership interests and promissory notes of the Legacy Funds. As a result of our private offering of our common stock (“Private Common Stock Offering) completed on January 16, 2020, the Formation Transactions and related transactions, members of our management and the Board hold approximately 5.1% of the total outstanding shares of our common stock and our non-management employees own approximately 1.9% of the total outstanding shares of our common stock for a combined total of approximately 7.0% of the total outstanding shares of our common stock.
As a result of the Formation Transactions, Messrs. S. Brown, K. Brown, Harder and Kundich collectively received (i) 533,332 shares of the Company’s common stock valued at approximately $8.0 million and approximately $2.0 million in cash in exchange for their equity interests in Trinity Capital Holdings, and (ii) 377,441 shares of the Company’s common stock valued at approximately $5.7 million for their limited partner and general partner interests in the Legacy Funds.
We have entered into agreements with certain of our executive officers and certain of our other employees regarding their compensation, benefits and severance. See “Executive Compensation.”
In connection with the Formation Transactions, Trinity Capital Holdings became a wholly-owned subsidiary of the Company. Trinity Capital Holdings entered into a settlement agreement with a former member of the general partner to Fund II, Fund III and Fund IV that provides for severance and employment related payments by Trinity Capital Holdings immediately following the consummation of the Formation Transactions. Such severance and employment related payments equal approximately $3.5 million in the aggregate, of which $2.1 million was paid immediately after consummation of the Private Common Stock Offering and the remainder will be paid within the twelve month period following the consummation of the Formation Transactions.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers with the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or executive officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, such director or executive officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in our right, to the maximum extent permitted by Maryland law and the 1940 Act.

PROPOSAL 2: APPROVAL OF THE AMENDED REGISTRATION RIGHTS AGREEMENT
Background and Purpose
General
The Company is seeking approval of the Amended Registration Rights Agreement, a copy of which is attached hereto as Appendix A and is marked to show the changes to the registration rights agreement, dated as of January 16, 2020 (the “Existing Registration Rights Agreement”), entered into by and between the Company and Keefe, Bruyette & Woods, Inc. (“KBW”) for the benefit of the stockholders (excluding the Company’s directors, officers and affiliates) that purchased or otherwise acquired shares of the Company’s common stock in the Company’s private common stock offering and formation transactions that each closed on January 16, 2020. The purpose of Existing Registration Rights Agreements, and as amended and restated by the Amended Registration Rights Agreement, is to provide future liquidity to such stockholders. The following descriptions of the terms of the Existing Registration Rights Agreement and the Amended Registration Rights Agreement are summaries only and are qualified in their entirety by reference to Appendix A.
Under the Existing Registration Rights Agreement, such stockholders (excluding the Company’s directors, officers and affiliates) and any transferees thereof beneficially owning such shares of common stock, including any additional shares of common stock issued in respect thereof whether by contingent dividend, stock dividend, stock distribution, stock split, or otherwise (the “Registrable Shares”), have certain registration rights that require the Company, in relevant part, to use its commercially reasonable efforts to cause a registration statement (“Resale Registration Statement”) registering the resale of the Registrable Shares by such stockholders under the Securities Act to be declared effective by the SEC no later than December 31, 2020 and concurrently therewith cause such Registrable Shares to be listed on a national securities exchange (such requirement, the “Registration Requirement” and such deadline, the “Existing Registration Deadline”). The Company’s directors, officers and affiliates do not hold or own Registrable Shares and do not have any registration rights under either the Existing Registration Rights Agreement or the Amended Registration Rights Agreement.
In light of current market conditions and volatility, including as a result of the COVID-19 pandemic and uncertainty regarding the U.S. presidential election, as discussed below, the Company is seeking approval of the Amended Registration Rights Agreement to change the date of the Existing Registration Deadline from December 31, 2020 to December 31, 2021 (the “Amended Registration Deadline”). No other terms of the Existing Registration Rights Agreement will change.
To effect the Amended Registration Rights Agreement, including the Amended Registration Deadline, the Existing Registration Rights Agreement requires the approval of such stockholders (excluding the Company's directors, officers and affiliates) beneficially owning a majority of the shares of the Company’s common stock.
If the Amended Registration Rights Agreement is so approved, the Amended Registration Rights Agreement is expected to become effective as of the date on which such approval is received. If the Amended Registration Rights Agreement is not so approved, the Existing Registration Rights Agreement will remain in effect, including the Existing Registration Deadline.
Existing Registration Rights Agreement
The following provides a summary of the material terms of the Existing Registration Rights Agreement that are not changing. As discussed herein, the Amended Registration Rights Agreement only modifies the Existing Registration Rights Agreement by changing the date of the Existing Registration Deadline from December 31, 2020 to December 31, 2021.
Registration Requirements.   In addition to the Registration Requirement, subject to certain “blackout” periods described below, the Company must use its commercially reasonable efforts to maintain the effectiveness of a Resale Registration Statement under the Securities Act until the first to occur of:

•
the date on which all Registrable Shares covered by the Resale Registration Statement have been resold in accordance with the Resale Registration Statement;

•
the date on which the Registrable Shares covered by the Resale Registration Statement either has been transferred pursuant to Rule 144 (or any successor or analogous rule) under the Securities Act or is eligible for resale, without any volume or manner-of-sale restrictions or compliance by the Company with any current public information requirements, pursuant to Rule 144;

•
the date on which the registrable shares covered by the Resale Registration Statement have been sold to the Company or ceases to be outstanding; and

•
the first anniversary of the effective date of the Resale Registration Statement, subject to certain extension periods, as applicable.

If the Company chooses to file an IPO registration statement, the stockholders beneficially owning Registrable Shares may elect to participate in such registration statement in order to resell their Registrable Shares in the Company’s IPO, subject to:
•
execution of a customary underwriting agreement;

•
completion and execution of any questionnaires, irrevocable powers of attorney, indemnities, custody agreements, securities escrow agreements and other documents, including opinions of counsel, reasonably required under the terms of such underwriting agreement;

•
provision to the Company of such information as it may reasonably request in writing for inclusion in such IPO registration statement;

•
compliance with the registration rights agreement;

•
cutback rights on the part of the underwriters (as described below); and

•
other conditions and limitations that may be imposed by the underwriters

Cutback Rights.   Pursuant to the Existing Registration Rights Agreement, the underwriters of an underwritten offering proposed under an IPO registration statement have certain cutback rights allowing them to limit the number of Registrable Shares included by such stockholders in such IPO registration statement to at least twenty-five percent (25%) of the total shares included therein. To the extent the underwriters exercise such cutback rights, the shares of common stock included in such IPO registration statement will be allocated first to the Company, and second to such stockholders requesting inclusion of their Registrable Shares in such IPO registration statement on a pro rata basis (based on the total number of Registrable Shares then held by such stockholders requesting inclusion); provided, however, that the number of Registrable Shares to be included in such IPO registration statement will not be reduced unless all other securities of the Company held by (i) the Company’s directors, officers, other employees and consultants and (ii) other stockholders of the Company’s with registration rights that are inferior (with respect to such reduction) to the registration rights of each of such stockholders set forth therein, are first entirely excluded from the underwriting and IPO registration statement.
“Blackout” Periods.   The Company is permitted, under limited circumstances, to suspend the use, from time to time, of the prospectus that is part of the Resale Registration Statement (and therefore suspend sales under the Resale Registration Statement) for certain periods, referred to as blackout periods and described below.
The blackout periods will be for such times as the Company may reasonably determine is necessary and advisable, but in no event (i) will occur on more than two occasions during any rolling 12-month period, (ii) be for more than an aggregate of 90 days in any rolling 12-month period, or (iii) be for more than 60 days in any rolling 90-day period. Blackout periods may occur if, among other things, any of the following occurs:
•
the representative(s) of the underwriters in an underwritten offering of primary shares by the Company has advised the Company that the sale of such shares under the Resale Registration Statement would have a material adverse effect on such underwritten offering;

•
a majority of the independent members of the Company’s Board of Directors determines in good faith that: (i) the offer or sale of any shares of the Company’s common stock would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination or other significant transaction involving the Company; (ii) upon the advice of counsel, the sale of the Registrable Shares would require disclosure of material non-public information not otherwise required to be disclosed under applicable law; or (iii) (a) the Company has a bona fide business purpose for preserving the confidentiality of any such transaction, (b) disclosure of any such proposed transaction would have a material adverse effect on the Company or its ability to consummate such proposed transaction, or (c) any such proposed transaction would render the Company unable to comply with SEC requirements, in each case under circumstances that would make it impracticable or inadvisable to cause the Resale Registration Statement (or such filings) to become effective or to amend or supplement such Resale Registration Statement on a post-effective basis, as applicable; or

•
the Company determines in good faith, upon the advice of counsel, that it is required by applicable law, or that it is in its best interests, to supplement the Resale Registration Statement or file a post-effective amendment thereto in order to incorporate information for the purpose of: (i) including in the Resale Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (ii) reflecting in the prospectus included in the Resale Registration Statement any facts or events arising after the effective date of the Resale Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (iii) including in the prospectus included in the Resale Registration Statement any material information with respect to the plan of distribution not disclosed in the Resale Registration Statement or any material change to such information.

Expenses.   The Company will pay the fees and expenses incurred in offering and in disposing of the Registrable Shares, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by the Company, and reasonable and documented fees and expenses of counsel to the stockholders in an amount not to exceed $75,000. The stockholders will be responsible for (i) all brokers’ and underwriters’ discounts and commissions, transfer taxes, and transfer fees relates to the sale or disposition of the Registrable Shares, and (ii) the fees and expenses of any counsel to the stockholders exceeding $75,000.
Further, if neither the Existing Registration Deadline nor the Amended Registration Deadline, as applicable, is met, the Company will be in breach of the applicable registration rights agreement, and Messrs. S. Brown, K. Brown and Harder, (1) have agreed to forfeit (a) certain cash bonuses in amounts equal to $270,000, $150,000 and $60,000, respectively, and (b)(i) the amount of shares of the Company’s common stock equal to five percent (5%) of 320,000 shares, 160,000 shares and 26,666 shares, respectively, and (ii) on each three-month anniversary of such applicable registration deadline, an additional five percent (5%) of such shares until such time as the Registration Requirement is satisfied; and (2) will not accept any shares of the Company’s common stock issued pursuant to the 2019 Long-Term Incentive Plan until such time as the Registration Requirement is satisfied.
Material Changes to the Existing Registration Rights Agreement and Reasons for the Changes
As discussed above, under the terms of the Existing Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to cause a Resale Registration Statement registering the resale of the Registrable Shares by the stockholders under the Securities Act to be declared effective by the SEC no later than December 31, 2020 and concurrently therewith cause such Registrable Shares to be listed on a national securities exchange.
However, market conditions and events, including uncertainty and volatility caused by the COVID-19 pandemic, have significantly impacted the U.S. and global economies and financial markets. The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19, which was recognized as a pandemic by the World Health Organization in March 2020. Despite actions of the U.S. federal government and foreign governments, the COVID-19 pandemic and its effects have contributed to a worsening of general economic conditions, which have materially impacted the broader financial and credit markets. Given the ongoing and dynamic nature of these conditions and circumstances, it is difficult to predict the full impact of the COVID-19 pandemic, including its duration in the U.S. and worldwide. The extent of such impact will depend on future developments, which are highly uncertain, including when the COVID-19 pandemic can be controlled and abated and when and how the U.S. and global economies may reopen in full. This uncertainty, including the lack of clarity around economic recoveries, and uncertainty regarding the U.S. presidential election may result in continued or increased volatility in capital markets.
In light of this and after consultation with certain investment bankers and financial advisors regarding such conditions and factors, the Company believes it to be in the best interests of its stockholders to provide flexibility in satisfying the Registration Requirement by extending the date of the Existing Registration Deadline from December 31, 2020 to December 31, 2021, as this will provide the opportunity to potentially complete the Registration Requirement when such market and economic conditions are limited or do not exist. Completing the Registration Requirement during such periods of market volatility and uncertainty could materially impact the development and sustainability of a market for the Registrable Shares, as well as the trading price thereof, on a national securities exchange. Accordingly, the Company is seeking approval of the Amended Registration Rights Agreement, including the Amended Registration Deadline.
As set forth in Appendix A, the material terms of the Amended Registration Rights Agreement will be substantially the same as the Existing Registration Rights Agreement, except that the date of the Existing Registration Deadline of December 31, 2020 will be changed to December 31, 2021.
Required Vote
The Amended Registration Rights Agreement shall be approved by the affirmative vote of the stockholders (excluding directors, officers and affiliates of the Company) beneficially owning a majority of the shares of the Company's common stock. Abstentions and broker non-votes will have the effect of a vote against this proposal. An abstention represents the action by a stockholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as stockholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter. There will be no cumulative voting with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE AMENDED REGISTRATION RIGHTS AGREEMENT.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, New York, New York, has been appointed by the Board, including a majority of the Independent Directors, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Ernst & Young LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019. The Company knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Company. A representative of Ernst & Young LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.
Fees
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Ernst & Young LLP for professional services performed for the fiscal year ended December 31, 2019:
For the fiscal year ended December 31, 2019(1)
Audit Fees(2)	$40,000
Audit-Related Fees(3)	$35,650
Tax Fees	$29,635
All Other Fees(4)	$—
Total Fees	$105,285

(1)
Reflects the period from August 12, 2019 (inception) through December 31, 2019.

(2)
In addition to such audit fees, the Company incurred approximately $1,690,000 in fees related to the audits of the financial statements of the Legacy Funds for the fiscal years ended December 31, 2018 and 2019.

(2)
“Audit-Related Fees” are those fees billed to the Company by Ernst & Young LLP for services provided by Ernst & Young LLP.

(3)
“All Other Fees” are those fees, if any, billed to the Company by Ernst & Young LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
AUDIT COMMITTEE REPORT
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2019, as filed with the SEC as part of the Company’s registration statement on Form 10, as amended. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit

Committee. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by Ernst & Young LLP in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young LLP to management.
The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young LLP It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young LLP from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2019 be included in the Company’s registration statement on Form 10, as amended, for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.
Audit Committee Members:
Ronald E. Estes, Chairman
Edmund G. Zito
Richard Ward
The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF STOCKHOLDER PROPOSALS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2021 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before [•]. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Sarah Stanton, Corporate Secretary, Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.
Stockholder proposals or director nominations to be presented at the 2021 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than [•], the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than [•], the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
HOUSEHOLDING
Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact us by telephone at (480) 374-5350 or by mail at Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226, Attention: Corporate Secretary.
AVAILABLE INFORMATION
Copies of the Company’s registration statement on Form 10, as amended, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website (www.trincapinvestment.com) or without charge, upon request. Please contact us by telephone at (480) 374-5350 or mail your request to Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226, Attention: Corporate Secretary.
PLEASE VOTE PROMPTLY BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDE INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET, OR BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of ~~January 16~~[•], 2020, between Trinity Capital Inc., a Maryland corporation (together with any successor entity thereto, the “Company”), and Keefe, Bruyette & Woods, Inc., a Delaware corporation, as the initial purchaser/placement agent (“KBW”), for the benefit of KBW and the Holders (as defined below).
~~This Agreement is made~~WHEREAS, the Company and KBW, for the benefit of KBW and the Holders, entered into the registration rights agreement, dated as of January 16, 2020 (the “Original Registration Rights Agreement”), pursuant to the Purchase/Placement Agreement, dated as of January 8, 2020 (the “Purchase/Placement Agreement”), between the Company and KBW, in connection with the sale and purchase or placement of an aggregate of 7,000,000 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”)~~. In order~~ that closed on January 16, 2020;
~~to induce~~WHEREAS, an as an inducement to KBW to enter into the Purchase/Placement Agreement~~, the Company has agreed to provide the registration rights provided for in this Agreement to the Holders. The execution of this Agreement is~~and as a condition to the closing of the transactions contemplated by the Purchase/Placement Agreement~~.~~, the Company agreed to provide the registration rights provided for in Original Registration Rights Agreement to the Holders; and
WHEREAS, in accordance with Section 10(c) of the Original Registration Rights Agreement, the Company and KBW, for the benefit of KBW and the Holders, desire to amend and restate the Original Registration Rights Agreement in its entirety to reflect a change to the registration deadline set forth in Section 2(a) of the Original Registration Rights Agreement from December 31, 2020 to December 31, 2021.
~~The~~NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree as follows:
1.   DEFINITIONS
As used in this Agreement, the following terms shall have the following meanings:
Accredited Investor Shares:   The Shares initially sold by the Company to “accredited investors” (within the meaning of Rule 501(a) promulgated under the Securities Act).
Action:   As defined in Section 6(a) hereof.
Affiliate:   As to any specified Person, as defined in Rule 12b-2 under the Exchange Act.
Agreement:   As defined in the preamble.
Board of Directors:   The board of directors of the Company.
Business Day:   With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable places where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.
Bylaws:   The Bylaws of the Company, adopted as of the date hereof, as amended from time to time.
Closing Date:   January 16, 2020 or such other time or such other date as KBW and the Company may agree.
Commission:   The U.S. Securities and Exchange Commission.
Common Stock:   As defined in the preamble.
Company:   As defined in the preamble.

Company Charter:   The Articles of Incorporation of the Company, adopted as of August 12, 2019, as amended from time to time.
Controlling Person:   As defined in Section 6(a) hereof.
End of Suspension Notice:   As defined in Section 5(b) hereof.
Exchange Act:   The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.
FINRA:   The Financial Industry Regulatory Authority.
Form 10:   A registration statement of the Company filed with the Commission on Form 10 pursuant to the Exchange Act, including any amendments and supplements to such registration statement, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.
Holder:   Each record owner of any Registrable Shares from time to time, including KBW and its Affiliates to the extent KBW or any such Affiliate holds any Registrable Shares, but excluding any Affiliates, officers or directors of the Company.
Inclusion Notice:   As defined in Section 2(b)(i) hereof.
Indemnified Party:   As defined in Section 6(c) hereof
Indemnifying Party:   As defined in Section 6(c) hereof.
Information:   As defined in Section 9(o) hereof.
IPO:   An initial public offering of the Company’s equity or equity-linked securities by the Company and a listing of the Common Stock on a National Securities Exchange.
IPO Registration Statement:   As defined in Section 2(b)(i) hereof.
Issuer Free Writing Prospectus:   As defined in Section 2(c) hereof.
JOBS Act:   The Jumpstart Our Business Startups Act of 2012, as amended, and the rules and regulations promulgated by the Commission thereunder.
KBW:   As defined in the preamble.
Legacy Funds:   Collectively, Trinity Capital Investment, LLC, Trinity Capital Fund II, L.P., Trinity Capital Fund III, L.P., Trinity Capital Fund IV, L.P. and Trinity Sidecar Income Fund, L.P.
Legacy Shares:   The shares of Common Stock issued to the limited partners and members, as applicable, of the Legacy Funds in exchange for the sale of their limited partnership interests or membership interests, as applicable, in the Legacy Funds.
Liabilities:   As defined in Section 6(a) hereof.
National Securities Exchange:   The New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, or any similar national securities exchange.
Original Registration Rights Agreement:   As defined in the preamble.
Person:   An individual or a corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.
Proceeding:   An action (including a class action), claim, suit or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Person subject thereto, threatened.

Prospectus:   The prospectus included in any Resale Registration Statement, including any preliminary prospectus at the applicable “time of sale” within the meaning of Rule 159 under the Securities Act, and all other amendments and supplements to any such prospectus, including post-effective amendments to the applicable Resale Registration Statement, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.
Purchase/Placement Agreement:   As defined in the preamble.
Purchaser Indemnitee:   As defined in Section 6(a) hereof.
Registrable Shares:   means (i) the Legacy Shares, the Rule 144A Shares, the Regulation S Shares, and the Accredited Investor Shares, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder and (ii) any shares or other securities of the Company issued in respect of any Registrable Shares by reason of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for, or conversion or replacement of, any such Registrable Shares, or any combination of shares, recapitalization, merger or consolidation, or any other equity securities of the Company issued pursuant to any other pro rata distribution with respect to the Common Stock, until, in the case of any such share of Common Stock or any such share or other security, the earliest to occur of: (a) the date on which the resale of such share of Common Stock or such share or other security has been registered pursuant to the Securities Act and it has been disposed of in accordance with the Resale Registration Statement relating to it; (b) the date on which such share of Common Stock or such share or other security (1) has been transferred pursuant to Rule 144 (or any similar provision then in effect) or is freely saleable, without condition, pursuant to Rule 144 (or any similar provision then in effect), including any current public information requirements (and the Holder of such share of Common Stock or such share or other security beneficially owns less than 1.0% of the outstanding Common Stock or of the outstanding shares or other securities, as the case may be), and (2) is listed for trading on a National Securities Exchange; and (c) the date on which such share of Common Stock or such share or other security is sold to the Company or otherwise ceases to be outstanding.
Registration Expenses:   Any and all fees and expenses incident to the performance of or compliance with this Agreement, including, without limitation: (a) all Commission, securities exchange, FINRA or other registration, listing, inclusion and filing fees; (b) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees, and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares, the preparation of a blue sky memorandum, and compliance with the rules of FINRA); (c) all expenses in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Resale Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement; (d) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on any securities exchange pursuant to Section 4(m) hereof; (e) the fees and disbursements of counsel for the Company and of the independent registered public accounting firm of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to the performance of this Agreement); (f) reasonable and documented fees and disbursements of counsel to the Holders, with respect to a review of the Resale Registration Statement and other offering arrangements for the Holders (such counsel, “Review Counsel”) in an amount not to exceed $75,000; and (g) any fees and disbursements customarily paid by issuers in connection with offerings, sales and issuances of securities (including the fees and expenses of any experts retained by the Company in connection with any Resale Registration Statement); provided, however, that Registration Expenses shall exclude any and all brokers’ or underwriters’ discounts and commissions, transfer taxes, and transfer fees relating to the sale or disposition of Registrable Shares by a Holder, and the fees and expenses of any counsel to the Holders, except as provided for in clause (f) above.
Regulation S:   Regulation S (Rules 901-905) promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such regulation.

Regulation S Shares:   The Shares initially sold by the Company to KBW and resold by KBW pursuant to the Purchase/Placement Agreement to “non-U.S. persons” (in accordance with Regulation S) in an “offshore transaction” (in accordance with Regulation S).
Resale Registration Statement:   Any registration statement of the Company filed or confidentially submitted with the Commission under the Securities Act, including any Shelf Registration Statement and any IPO Registration Statement, that covers the resale of Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.
Review Counsel:   As defined in clause (f) of the definition for “Registration Expenses.”
Rule 144A Shares:   The Shares initially sold by the Company to KBW and resold by KBW pursuant to the Purchase/Placement Agreement to “qualified institutional buyers” (as such term is defined in Rule 144A).
SEC Guidance:   Means (i) any publicly available written or oral interpretations, questions and answers, guidance and forms of the Commission, (ii) any oral or written comments, requirements or requests of the Commission or its staff, (iii) the Securities Act and the Exchange Act and (iv) any other rules, bulletins, releases, manuals and regulations of the Commission.
Securities Act:   The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder. Any reference to a “Rule” number herein, unless otherwise specified, shall be a reference to such Rule number promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
Shares:   The Common Stock being offered and sold pursuant to the terms and conditions of the Purchase/Placement Agreement.
Shelf Registration Statement:   As defined in Section 2(a)(i) hereof.
Suspension Event:   As defined in Section 5(b) hereof.
Suspension Notice:   As defined in Section 5(b) hereof
Underwritten Offering:   A sale of securities of the Company to an underwriter or underwriters for reoffering to the public, including a “block trade” or other similar transaction.
2.   REGISTRATION RIGHTS
(a)   Mandatory Shelf Registration.
Filing and Effectiveness.   As set forth in Section 4 hereof, the Company agrees to file with the Commission as soon as reasonably practicable following the effectiveness of the Company’s Form 10 (but in no event later than May 15, 2020), a shelf Resale Registration Statement on Form N-2, or such other form under the Securities Act then available to the Company, providing for the resale of the Registrable Shares pursuant to Rule 415, from time to time, by the Holders (a “Shelf Registration Statement”). Subject to Section 4 hereof, the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable after the initial filing thereof (but in no event later than December 31, ~~2020~~2021) and to cause the Registrable Shares to be listed on a National Securities Exchange concurrently with the effectiveness of the Shelf Registration Statement. Any Shelf Registration Statement shall provide for the resale, from time to time, of any and all Registrable Shares by the Holders pursuant to any method or combination of methods legally available and customarily used (including, without limitation, a block trade, an Underwritten Offering, a forward sale, an option, a short sale, a put, a call or other derivative transaction, a direct sale to purchasers or a sale through brokers or agents, which may include sales over the internet). Nothing in this Section 2 or elsewhere in this Agreement shall be construed to modify in any way any agreement (with the Company or with any underwriter) by any Holder not to sell Registrable Shares for any period of time, including pursuant to Section 7 hereof.
(b)   IPO Registration.
(i)   Filing and Inclusion of Registrable Shares.   If the Company proposes to file a registration statement on Form N-2 or such other form under the Securities Act providing for the initial public offering of the Common Stock (the “IPO Registration Statement”), the Company will notify in writing each Holder of the filing before (but no earlier than ten (10) Business Days before) or within five (5) Business Days after the initial filing, and afford each Holder an opportunity to include in the IPO Registration Statement all or any part of the Registrable Shares then held by such Holder. Each Holder desiring to include in the IPO Registration Statement all or any part of the Registrable Shares held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing (the “Inclusion Notice”), and in such Inclusion Notice shall inform the Company of the number of Registrable Shares such Holder wishes to include in the IPO Registration Statement. Any election by any Holder to include any Registrable Shares in the IPO Registration Statement will not affect the inclusion of such Registrable Shares in the Shelf Registration Statement until such Registrable Shares have been sold under the IPO Registration Statement.
(ii)   Right to Terminate IPO Registration.   The Company shall have the right to terminate or withdraw the IPO Registration Statement prior to the effectiveness of the IPO Registration Statement whether or not any Holder has elected to include Registrable Shares in the IPO Registration Statement; provided, however, the Company must provide each Holder that elected to include any Registrable Shares in the IPO Registration Statement prompt written notice of such termination or withdrawal. Furthermore, in addition to actions required of the Company pursuant to Section 2(b)(i), in the event the IPO Registration Statement is not declared effective within one hundred twenty (120) days following the initial filing of the IPO Registration Statement, unless a road show for the Underwritten Offering pursuant to the IPO Registration Statement is actually in progress at such time or such IPO Registration Statement has been terminated or withdrawn pursuant to this Section 2(b)(ii), the Company shall promptly provide a new written notice to all Holders giving them an additional opportunity to submit an Inclusion Notice and elect to include their Registrable Shares in the IPO Registration Statement as described above in clause (b)(i).
(iii)   Shelf Registration Not Impacted by IPO Registration Statement.   The Company’s obligation to file the Shelf Registration Statement pursuant to Section 2(a) hereof shall not be affected by the filing or effectiveness of the IPO Registration Statement. In addition, the Company’s obligation to file and use its commercially reasonable efforts to cause to become and keep effective the Shelf Registration Statement pursuant to Section 2(a) hereof shall not be affected by the filing or effectiveness of an IPO Registration Statement.
(c)   Issuer Free Writing Prospectus.   The Company represents and agrees that, unless it obtains the prior consent of Holders of a majority of the Registrable Shares that are included in a Resale Registration Statement at such time or the consent of the lead managing underwriter in connection with any Underwritten Offering of Registrable Shares, and each Holder represents and agrees that, unless it obtains the prior consent of the Company and, in connection with any Underwritten Offering of Registrable Shares, the consent of the lead managing underwriter of such Underwritten Offering, it shall not make any offer relating to the Registrable Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in any Resale Registration Statement or the related Prospectus, and any Issuer Free Writing Prospectus, when taken together with the information in such Resale Registration Statement and the related Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(d)   Underwriting.   The Company shall advise all Holders who have provided an Inclusion Notice to include any Registrable Shares in the IPO Registration Statement of the Lead Bookrunner(s) for the Underwritten Offering proposed under the IPO Registration Statement. The right of any such Holder to include Registrable Shares in the IPO Registration Statement pursuant to Section 2(b) hereof shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Shares in such Underwritten Offering to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such Underwritten Offering and complete, execute and deliver, or cause to be delivered, any questionnaires, powers of attorney, indemnities, custody agreements, securities escrow agreements and other documents, including opinions of counsel, reasonably required under the terms of such Underwritten Offering, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Resale Registration Statement; provided, however, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law or reasonably requested by the underwriters.
Notwithstanding Section 7(d) hereof, by electing to include Registrable Shares in the IPO Registration Statement, the Holder of such Registrable Shares shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the IPO Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such periods as reasonably requested (but in no event for a period longer than the period specified in Section 7 hereof) by the representatives of the underwriters, in an Underwritten Offering, or by the Company in any other registration.
If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s), delivered by not later than the effective time of the IPO Registration Statement.
Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation on the number of shares to be included, then the managing underwriter(s) may exclude shares (including Registrable Shares) from the IPO Registration Statement and Underwritten Offering, and any shares included in such IPO Registration Statement and Underwritten Offering shall be allocated first (subject to the last proviso of this paragraph), to the Company for shares to be sold in a primary offering for its own account, and second, to each of the Holders requesting inclusion of their Registrable Shares in such IPO Registration Statement (on a pro rata basis based on the total number of Registrable Shares then held by each such Holder who is requesting inclusion); provided, however, that the number of Registrable Shares to be included in the IPO Registration Statement shall not be reduced unless all other securities of the Company held by (i) officers, directors, other employees of the Company and consultants and (ii) other holders of the Company’s capital stock with registration rights that are inferior (with respect to such reduction) to the registration rights of each of the Holders set forth herein, are first entirely excluded from the underwriting and registration; provided, further, however, that, notwithstanding the foregoing, selling shareholders shall be permitted to include shares comprising at least twenty-five percent (25%) of the total securities included in the Underwritten Offering proposed under the IPO Registration Statement.
(e)   Expenses.   The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement; provided, however, that each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees, if any, in connection with a registration of Registrable Shares pursuant to this Agreement.
(f)   JOBS ACT Submissions.   For purposes of this Agreement, if the Company elects to confidentially submit a draft of the Shelf Registration Statement with the Commission pursuant to the JOBS Act, the date on which the Company makes such confidential submission shall be deemed the initial filing date of such Shelf Registration Statement.

3.   RULES 144 AND 144A REPORTING
With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Registrable Shares to the public without registration, until such date as no Holder owns any Registrable Shares, the Company agrees to:
(a)   make and keep “current public information” available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first Form 10 filed by the Company;
(b)   file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);
(c)   if the Company is not required to file reports and other documents under the Securities Act or the Exchange Act, make available other information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144 or Rule 144A, and in any event make available (either by e-mailing a copy thereof, by posting on the Company’s website or by press release) to each Holder (and each prospective holder of Registrable Shares, upon request) a copy of:
(i)   the Company’s annual consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in accordance with U.S. generally accepted accounting principles in the United States, accompanied by an audit report of the Company’s independent accountants, no later than ninety (90) days after the end of each fiscal year of the Company; and
(ii)   the Company’s unaudited quarterly consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in a manner consistent with the preparation of the Company’s annual financial statements, no later than forty-five (45) days after the end of each of the first three fiscal quarters of the Company;
(d)   hold, a reasonable time after the availability of such financial statements and upon reasonable notice to the Holders and KBW (either by mail, by posting on the Company’s website or by press release), a quarterly investor conference call to discuss such financial statements, which call will also include an opportunity for the Holders to ask questions of management with regard to such financial statements, and will also cooperate with, and make management reasonably available to, KBW personnel in connection with making Company information available to investors; and
(e)   furnish to the Holder promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first Form 10 filed by the Company), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), and (ii) a copy of the most recent annual and quarterly reports of the Company.
4.   REGISTRATION PROCEDURES
In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with this Agreement and the Holder’s or Holders’ intended method or methods of distribution, and the Company shall:
(a)   (i) at least ten (10) Business Days prior to filing, provide notice of its intention to file a Resale Registration Statement to the relevant underwriters (each, a “Review Party”), (ii) at least five (5) Business Days prior to filing, provide a copy of the Resale Registration Statement to the Review Parties and Review Counsel for review and comment; (iii) as promptly as practicable, prepare and file with the Commission, as specified in this Agreement, a Resale Registration Statement(s), which Resale Registration Statement(s) shall (A) comply as to form in all material respects with the requirements of the Securities Act and the applicable form and include all financial statements required by the Commission to be filed therewith and

(B) be reasonably acceptable to the Review Parties, their counsel and Review Counsel; (iv) at least three (3) Business Days prior to filing, provide a copy of any amendment or supplement to the Review Parties, their counsel and Review Counsel for review and comment; (v) promptly following receipt from the Commission, provide to the Review Parties, their counsel and Review Counsel copies of any comments made by the Staff of the Commission relating to such Resale Registration Statement and of the Company’s responses thereto for review and comment; and (vi) use its commercially reasonable efforts to cause such Resale Registration Statement to become effective as soon as practicable after filing and to remain effective, subject to Section 5 hereof, until the earlier of (A) such time as all Registrable Shares covered thereby have been sold in accordance with the method or methods of distribution of such Registrable Shares contemplated by the Resale Registration Statement; (B) there are no Registrable Shares outstanding; provided, however, that the Company shall not be required to cause the IPO Registration Statement to remain effective for any period longer than 180 days following the effective date of the IPO Registration Statement (subject to extension as provided in Section 5(c) hereof); or (C) the first anniversary of the effective date of such Resale Registration Statement (subject to extension as provided in Section 5(c) hereof and the condition that the Registrable Shares have been transferred to an unrestricted CUSIP and are listed or included on a National Securities Exchange pursuant to Section 4(o) of this Agreement), and the counsel to the Company shall have delivered a legal opinion to the Review Parties in form and substance reasonably acceptable to the Review Parties, their counsel and Review Counsel that the Registrable Shares can be sold under Rule 144 without limitation as to manner of sale, volume or current public information; provided, further, that if the Company has an effective Shelf Registration Statement on Form N-2 (or other form then available to the Company) under the Securities Act and becomes eligible to use Form N-2 to make offerings as described in General Instruction I.B of Form S-3 or such other short-form registration statement form under the Securities Act, the Company may, upon thirty (30) Business Days prior written notice to all Holders, register any Registrable Shares registered but not yet distributed under the effective Shelf Registration Statement on such a short-form Shelf Registration Statement and, once the short-form Shelf Registration Statement is declared effective, de-register such shares under the previous Resale Registration Statement or transfer the filing fees from the previous Resale Registration Statement (such transfer pursuant to Rule 429, if applicable) unless any Holder registered under the initial Shelf Registration Statement notifies the Company within fifteen (15) Business Days of receipt of the Company notice that such a registration under a new Resale Registration Statement and de-registration of the initial Shelf Registration Statement would interfere with its distribution of Registrable Shares already in progress, in which case, the Company shall delay the effectiveness of the short-form Resale Registration Statement and termination of the then-effective initial Resale Registration Statement or any short-form Resale Registration Statement for a period of not less than thirty (30) days from the date that the Company receives the notice from such Holders requesting a delay;
(b)   subject to Section 4(h) hereof, as promptly as practicable (i) prepare and file with the Commission such amendments and post-effective amendments to each such Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective in accordance with SEC Guidance for the period described in Section 4(a) hereof; (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant SEC Guidance; and (iii) comply with SEC Guidance with respect to the disposition of all securities covered by each Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;
(c)   furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request (including, without limitation, copies of all correspondence with the Commission and any other governmental authority in connection with the Resale Registration Statement), in order to facilitate the public sale or other disposition of the Registrable Shares, and hereby does consent to the use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus, subject to Section 5 hereof;
(d)   use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Resale Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as the Review Parties or any Holder of Registrable Shares covered by a Resale Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Resale Registration Statement is required to be kept effective pursuant to Section 4(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d) and except as may be required by SEC Guidance, (ii) subject itself to taxation in any such jurisdiction or (iii) submit to the general service of process in any such jurisdiction;
(e)   (i) notify the Review Parties and each Holder promptly and, if requested by any Review Party or any Holder, confirm such advice in writing (A) when a Resale Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (B) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Resale Registration Statement or the initiation of any Proceeding for that purpose, (C) of any request by the Commission or any other federal, state or foreign governmental authority for (1) amendments or supplements to a Resale Registration Statement or related Prospectus or (2) additional information, and (D) of the happening of any event during the period a Resale Registration Statement is effective as a result of which such Resale Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made); and (ii) at the request of any such Holder, promptly to furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(f)   use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Resale Registration Statement or suspending the qualification of (or exemption from qualification of) any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;
(g)   upon request, promptly furnish to each requesting Holder of Registrable Shares covered by a Resale Registration Statement, without charge, one conformed copy of such Resale Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested); provided, such conformed copy may be delivered electronically in pdf form;
(h)   except as provided in Section 5 hereof, upon the occurrence of any event contemplated by Section 4(e)(i)(D) hereof, use its commercially reasonable efforts promptly to prepare a supplement or post-effective amendment to a Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(i)   if requested by the Review Parties, or any Holders of Registrable Shares being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or that they reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;
(j)   in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish to each Holder of Registrable Shares covered by such Resale Registration Statement and the underwriters a signed counterpart, addressed to each such Holder and the underwriters, of (i) customary opinion and negative assurance letters of outside counsel for the Company, addressed to the underwriters, dated the date of each closing under the underwriting agreement, reasonably satisfactory to such Holder and the underwriters, and (ii) a “comfort” letter, addressed to the underwriters and the Board of Directors, dated the effective date of such Resale Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Resale Registration Statement, covering substantially the same matters with respect to such Resale Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such Holder and the underwriters may reasonably request;
(k)   enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take all other reasonable action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Resale Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders covered by such Resale Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same to the extent customary if and when requested;
(l)   make available for inspection by representatives of the Holders and the representative of any underwriters participating in any disposition pursuant to a Resale Registration Statement and any special counsel or accountants retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Resale Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall not be disclosed by such representatives, representative of the underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Resale Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; provided, further, that the representatives of the Holders and any underwriters will use commercially reasonable efforts, to the extent practicable, to coordinate the foregoing inspection and information gathering and not materially disrupt the Company’s business operations;
(m)   use its commercially reasonable efforts (including, without limitation, seeking to cure any deficiencies cited by the exchange or market in the Company’s listing or inclusion application) to list or include all Registrable Shares on The New York Stock Exchange, Nasdaq Global Select Market or the Nasdaq Global Market, and to maintain such listing;
(n)   prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 4(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 4(a) hereof;
(o)   provide one or more CUSIP numbers for all Registrable Shares, not later than the effective date of the Resale Registration Statement;
(p)   (i) otherwise use its commercially reasonable efforts to comply with all applicable SEC Guidance, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least twelve (12) months (or the period beginning on the date of the Company’s inception, if shorter) beginning after the effective date of the Resale Registration Statement that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder, but in no event later than forty-five (45) days after the end of each fiscal year of the Company, and (iii) not file any Resale Registration Statement or Prospectus or amendment or supplement to such Resale Registration Statement or Prospectus to which any Holder of Registrable Shares covered by any Resale Registration Statement shall have reasonably objected on the grounds that such Resale

Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, each Holder having been furnished with a copy thereof at least two (2) Business Days prior to the filing thereof;
(q)   provide and cause to be maintained a registrar and transfer agent for all Registrable Shares from and after a date not later than the effective date of the Form 10;
(r)   in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Resale Registration Statement) that will result in the securities being delivered no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely, in the case of beneficial interests in Shares held through a depositary, transfer of such equivalent Registrable Shares with an unrestricted CUSIP, or in the case of certificated shares, preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive transfer legends (other than as required by the Company’s organizational documents) and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least three (3) Business Days prior to any sale of the Registrable Shares;
(s)   in connection with the initial filing of a Resale Registration Statement and each amendment thereto with the Commission pursuant to Section 2(a) hereof, prepare and, within one (1) Business Day of such filing with the Commission, file with FINRA all forms and information required or requested by FINRA that are customarily filed by issuers or required to be filed by issuers, and to cooperate with the Review Parties in connection with other required FINRA filings, in order to obtain written confirmation from FINRA that FINRA does not object to the fairness and reasonableness of the underwriting terms and arrangements (or any deemed underwriting terms and arrangements) relating to the resale of Registrable Shares pursuant to the Resale Registration Statement, including, without limitation, information provided to FINRA through its Public Offering System, and pay all costs, fees and expenses incident to FINRA’s review of the Resale Registration Statement and the related underwriting terms and arrangements, including, without limitation, all filing fees associated with any filings or submissions to FINRA and the legal expenses, filing fees and other disbursements of the Review Parties and any other FINRA member that is the Holder of, or is affiliated or associated with an owner of, Registrable Shares included in the Resale Registration Statement (including in connection with any initial or subsequent member filing);
(t)   in connection with the initial filing of a Resale Registration Statement and each amendment thereto with the Commission pursuant to Section 2(a) hereof, provide to the Review Parties and their representatives the opportunity to conduct due diligence, including, without limitation, an inquiry of the Company’s financial and other records, and make available members of its management for questions regarding information which the Review Parties may request in order to fulfill any due diligence obligation on its part;
(u)   upon effectiveness of the first Resale Registration Statement filed under this Agreement, take such actions and make such filings as are necessary to effect the registration of the Registrable Shares under the Exchange Act simultaneously with or immediately following the effectiveness of the Resale Registration Statement;
(v)   in the case of an Underwritten Offering, use its commercially reasonable efforts to cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter,” if applicable) that is required to be retained in accordance with the rules and regulations of FINRA;
(w)   use commercially reasonable efforts (i) to cause management of the Company to be made available for participation in reasonable and customary marketing efforts in connection with an Underwritten Offering, as requested by the lead managing underwriter, (ii) to permit the underwriters in an Underwritten Offering to perform a customary “due diligence” investigations in connection with the Underwritten Offering, including meetings with management of the Company that are reasonable and customary, and (iii) to cause the Company’s independent accountants to participate in customary due diligence sessions with the underwriters in an Underwritten Offering; and
(x)   take all other steps reasonably necessary to effect the registration of the Registrable Shares and reasonably cooperate with the Holders to facilitate the disposition of such Registrable Shares.

The Company may require the Holders to furnish (and each Holder shall furnish) to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing to comply with SEC Guidance or as shall be required to effect the registration of the Registrable Shares in accordance with SEC Guidance, and no Holder shall be entitled to be named as a selling stockholder in any Resale Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Any Holder that sells Registrable Shares pursuant to a Registration Statement or as a selling security holder pursuant to an Underwritten Offering shall be required to be named as a selling stockholder in the related Prospectus and to deliver a Prospectus to purchasers. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.
Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e)(i)(B), Section 4(e)(i)(C) or Section 4(e)(i)(D) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Resale Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.
5.   BLACK-OUT PERIOD
(a)   Subject to the provisions of this Section 5 and a good faith determination by the Company that it is in the best interests of the Company to suspend the use of the Resale Registration Statement, following the effectiveness of a Resale Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to the Review Parties with respect to such Resale Registration Statement and the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to a Resale Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event (x) on more than two occasions during any rolling 12-month period, (y) for more than an aggregate of ninety (90) days in any rolling twelve (12) month period or (z) for more than sixty (60) days in any rolling ninety (90) day period), if (i) the representative of the underwriters of an Underwritten Offering of primary shares by the Company has advised the Company that the sale of Registrable Shares pursuant to the Resale Registration Statement would have a material adverse effect on the Company’s primary Underwritten Offering, (ii) the Company shall have determined in good faith that (A) the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination or other significant transaction involving the Company, (B) upon the advice of counsel, the sale of Registrable Shares pursuant to the Resale Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law or SEC Guidance, and (C) (1) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (2) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction or (3) renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Resale Registration Statement (or such filings) to become effective or to promptly amend or supplement the Resale Registration Statement on a post-effective basis, as applicable, or (iii) the Company shall have determined in good faith, upon the advice of counsel, that it is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Resale Registration Statement or file a post-effective amendment to the Resale Registration Statement in order to incorporate information into the Resale Registration Statement for the purpose of (A) including in the Resale Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act, (B) reflecting in the Prospectus included in the Resale Registration Statement any facts or events arising after the effective date of the Resale Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein or (C) including in the Prospectus included in the Resale Registration Statement any material information with respect to the plan of distribution not disclosed in the Resale Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use commercially reasonable efforts to cause the Resale Registration Statement to become effective or to promptly amend or supplement the Resale Registration Statement on a post-effective basis or to take such other action or actions as necessary to make resumed use of the Resale Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.
(b)   In the case of an event that causes the Company to suspend the use of a Resale Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the Holders and the Review Parties with respect to such Resale Registration Statement to suspend sales of the Registrable Shares and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using commercially reasonable efforts and taking all reasonable steps to terminate suspension of the use of the Resale Registration Statement as promptly as possible. The Holders shall not effect any sales of the Registrable Shares pursuant to such Resale Registration Statement (or such filings) at any time after they have received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder shall deliver to the Company (at the expense of the Company) all copies of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Resale Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and the Review Parties with respect to such Resale Registration Statement in the manner described above promptly following the conclusion of any Suspension Event and its effect.
(c)   Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 5, the Company agrees that it shall extend the period of time during which the applicable Resale Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and shall provide copies of the supplemented or amended Prospectus necessary to resume sales.
6.   INDEMNIFICATION AND CONTRIBUTION
(a)   The Company agrees to indemnify and hold harmless (i) each Holder of Registrable Shares and any underwriter (as determined in the Securities Act) for such Holder (including, if applicable, KBW), (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any such Person described in clause (i) (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”) and (iii) the respective officers, directors, partners, members, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) above may hereinafter be referred to as a “Purchaser Indemnitee”), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, out-of-pocket expenses and other liabilities (the “Liabilities”), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any suit, action, litigation, Proceeding (including any governmental or regulatory investigation), claim or demand by any governmental agency or body, commenced or threatened (each, an “Action”), including the reasonable fees and expenses of counsel to any Purchaser Indemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with, (A) with respect to any Resale Registration Statement (or any amendment thereto), any untrue statement or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading or (B) with respect to any Prospectus (or any amendment or supplement thereto), Issuer Free Writing Prospectus (or any amendment or supplement thereto), any preliminary Prospectus or any other document used to sell the Registrable Shares, any untrue statement or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company in writing by such Purchaser Indemnitee expressly for use therein. The Company shall notify each Purchaser Indemnitee promptly of the institution, threat or assertion of any Action of which it shall have become aware in connection with the matters addressed by this Agreement that involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.
(b) In connection with any Resale Registration Statement in which a Holder of Registrable Shares is participating, and as a condition to such participation, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the respective officers, directors, partners, members, employees, representatives and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to Actions in respect of untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such Resale Registration Statement (or any amendment thereto), Prospectus (or any amendment or supplement thereto), Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus. The aggregate liability of any Holder pursuant to this paragraph and the contribution sections of this Section 6 shall in no event exceed the net proceeds received by such Holder from sales of Registrable Shares pursuant to such Resale Registration Statement (or any amendment thereto), Prospectus (or any amendment or supplement thereto), Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus.
(c)   If any Action shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) above, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice through the forfeiture of substantive rights or defenses), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such Action and shall pay the reasonable fees and expenses actually incurred by such counsel related to such Action. Notwithstanding the foregoing, in any such Action, any Indemnified Party shall have the right to retain its own counsel (including local counsel), but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party has failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not, in the sole judgment of the Indemnified Party, actively and vigorously pursue the defense of such action or (iv) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (B) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party). The Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties. Such separate firm and local counsel shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties in the transaction subject to such Action. The Indemnifying Party shall not be liable for any settlement of any Action effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (i) includes an unconditional release of each Indemnified Party from all liability on claims that are the subject matter of such Action and (ii) does not include a statement as to or an admission of, fault, culpability or a failure to act by or on behalf of the Indemnified Party.

(d)   If the indemnification provided for in paragraphs (a) and (b) of this Section 6 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party, on the one hand, and the Indemnifying Party(ies), on the other hand, in connection with the statements or omissions that resulted in such Liabilities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and any Purchaser Indemnitees, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)   The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 6(d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which the net proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 6, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) a Purchaser Indemnitee shall have the same rights to contribution as such Purchaser Indemnitee, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any Action against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice through the forfeiture of substantive rights or defenses. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(f)   The indemnity and contribution agreements contained in this Section 6 will be in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties referred to above. The Purchaser Indemnitee’s obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Registrable Shares sold by each of the Purchaser Indemnitees hereunder and not joint.
7.   MARKET STAND-OFF AGREEMENTS
(a)   Each Holder owning Registrable Securities agrees that, in connection with an Underwritten Offering, except for sales in such Underwritten Offering, it will not effect any public sale or distribution (including sales pursuant to Rule 144 and pursuant to derivative transactions) of Common Stock in connection with an Underwritten Offering, during (A) the period commencing on the effective date of, and ending on the 60th day (180th day, in the case of an IPO) following, the effectiveness of the Resale Registration Statement covering such Registrable Securities in connection with such Underwritten Offering or (B) such shorter period as the underwriters with respect to such Underwritten Offering may require; provided that the duration of the restrictions described in this clause (i) shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the chief executive officer and the chief financial officer of the Company (or Persons in substantially equivalent positions) in connection with such Underwritten Offering.
(b)   In connection with an Underwritten Offering, except for sales in such Underwritten Offering, the Company agrees that it shall (and shall use commercially reasonable efforts to cause its executive officers and directors to agree that they shall):
(i)   not effect any public sale or distribution of Common Stock or securities convertible into or exercisable for Common Stock (except pursuant to registrations on Form S-8 or Form N-14 or any similar or successor form under the Securities Act) during (A) the period commencing on the seventh day prior to the expected time of circulation of a preliminary prospectus with respect to such Underwritten Offering (or, if no preliminary prospectus is circulated, the commencement of any marketing efforts with respect to such Underwritten Offering), and ending on the 60th day (180th day, in the case of an IPO) following the effectiveness of the Resale Registration Statement covering such Registrable Securities in connection with such Underwritten Offering or (B) such shorter period as the underwriters with respect to such Underwritten Offering may require; and
(ii)   to the extent requested by the underwriters participating in such Underwritten Offering, agree to include provisions in the relevant underwriting or other similar agreement giving effect to the restrictions described in clause (i) above, in form and substance reasonably acceptable to such underwriters.
(c)   The periods set forth in this Section 7 shall be extended to the extent necessary to comply with SEC Guidance, FINRA rules or other applicable laws, rules or regulations.
(d)   the Holders shall be allowed any concession or proportionate release allowed to any officer or director that entered into agreements that are no less restrictive (with such proportion being determined by dividing the number of shares being released with respect to such officer or director by the total number of issued and outstanding shares held by such officer or director); provided, however, that nothing in this Section 7(d) shall be construed as a right to proportionate release for the executive officers and directors of the Company upon the expiration of the period applicable to all Holders other than the executive officers and directors of the Company.
(e)   this Section 7 shall not be applicable if a Shelf Registration Statement of the Company filed under the Securities Act has been declared effective prior to the filing of an IPO Registration Statement.
(f)   In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities as subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.
8.   LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS
Except as contemplated by Section 2(d), from and after the date of this Agreement, the Company shall not, without the prior written consent of Holders beneficially owning not less than a majority of the then outstanding Registrable Shares enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (a) include such securities in any Resale Registration Statement filed pursuant to the terms hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of Registrable Shares of the Holders that is included or (b) have its securities registered on a registration statement that could be declared effective prior to, or within one hundred eighty (180) days of, the effective date of any registration statement filed pursuant to this Agreement; provided, however, the limitations in this Section 8 shall not apply to holders of Legacy Shares.
9.   TERMINATION OF THE COMPANY’S OBLIGATION
The Company shall have no obligation pursuant to this Agreement with respect to any Registrable Shares proposed to be sold by a Holder in a registration pursuant to this Agreement if, (a) in the opinion of counsel to the Company, all such Registrable Shares proposed to be sold by a Holder may be sold in a single transaction without registration under the Securities Act pursuant to Rule 144, (b) the Company has become subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for a period of at least ninety (90) days and is current in the filing of all such required reports and (c) the Registrable Shares have been listed for trading on a National Securities Exchange.
10.   MISCELLANEOUS
(a)   Company Charter.   The Company hereby covenants and agrees to take all necessary action to ensure that the Company Charter and Bylaws contain all provisions necessary and sufficient to give effect to the provisions of this Agreement.
(b)   Remedies.   In the event of a breach by the Company of any of its obligations under this Agreement, KBW and each Holder, in addition to being entitled to exercise all rights provided herein (or, in the case of KBW, in the Purchase/Placement Agreement) or granted by law, including the rights granted in Section 2(e) hereof and recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 6, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
(c)   Amendments and Waivers.   Except as set forth otherwise herein, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without (i) the written consent of the Company and Holders beneficially owning not less than a majority of the then outstanding Registrable Shares or (ii) in the case of Section 2, the written consent of the Company and the Holders beneficially owning not less than a majority of the then outstanding Registrable Shares; provided, however, that any amendments, modifications or supplements to, or any waivers or consents to departures from, the provisions of Section 7 hereof that would have the effect of extending the sixty (60) or one hundred eighty (180) day periods referenced therein shall be approved by, and shall only be applicable to, those Holders who provide written consent to such extension to the Company. No amendment shall be deemed effective unless it applies uniformly to all Holders. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Resale Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first and second sentences of this paragraph.
(d)   Notices.   All notices and other communications provided for or permitted hereunder shall be made in writing and delivered by facsimile (with receipt confirmed), overnight courier, registered or certified mail, return receipt requested:
(i)   if to a Holder, at the most current address given by the transfer agent and registrar of the shares of Common Stock to the Company; and
(ii)   if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 3075 West Ray Road, Suite 525, Chandler, Arizona 85226, Attention: Steven Brown, with a copy to Eversheds Sutherland (US) LLP, 700 6th St NW, Suite 700, Washington, DC 20001, Attention: Cynthia M. Krus; and
(iii)   if to KBW, shall be sufficient in all respects if delivered or sent to Keefe, Bruyette & Woods, Inc., 787 7th Avenue, 5th Floor, New York, New York 10019, Attention: General Counsel (facsimile: 212-541-6668); with a copy to Dechert LLP, 100 Oliver St., Boston, MA 02110, Attention: Thomas J. Friedmann (facsimile: (617) 275-8389).
(e)   Successors and Assigns.   This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment or assumption, subsequent Holders. The Company agrees that the Holders shall be third party beneficiaries to the agreements made hereunder by the parties hereto, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.
(f)   Counterparts.   This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts (including by PDF attachment), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(g)   Headings.   The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
(h)   Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH HOLDER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE COURT IN THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO AND EACH HOLDER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES AND EACH HOLDER WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT.
(i)   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(j)   Entire Agreement.   This Agreement, together with the Purchase/Placement Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.
(k)   Registrable Shares Held by the Company or its Affiliates.   Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company, its Affiliates, its subsidiaries or members of management of the Company and the Board of Directors shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
(l)   Adjustment for Stock Splits, etc.   Wherever in this Agreement there is a reference to a specific number of shares, then upon the occurrence of any subdivision, combination or stock dividend of such shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.
(m)   Survival.   This Agreement is intended to survive the consummation of the transactions contemplated by the Purchase/Placement Agreement. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Company’s obligations under Section 2 of this Agreement.
(n)   Attorneys’ Fees.   In any action or Proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys’ fees in addition to any other available remedy.

(o)   Information.   The Company shall use commercially reasonable efforts to ensure that a Holder may access information, that will be as current as reasonably practicable for the Company, regarding the number of such Registrable Shares held by, issuable to, and issued to such Holder (the “Information”). The Company shall ensure that any such Holder of such Registrable Shares will be capable of obtaining certification of Information pertaining to such Holder’s beneficial ownership of Registrable Shares upon written request by such Holder to the Company.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
TRINITY CAPITAL INC.
By:	~~/s/ Steven L. Brown~~
	Name:	~~Steven L. Brown~~
	Title:	~~Chief Executive Officer~~
KEEFE, BRUYETTE & WOODS, INC.
By:	~~/s/ Allen G. Laufenberg~~
	Name:	~~Allen G. Laufenberg~~
	Title:	~~Managing Director~~
[Signature Page to Registration Rights Agreement]

TRINITY CAPITAL INC.

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 15, 2020

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) Steven L. Brown and Kyle Brown, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Trinity Capital Inc. as indicated on the proposals referred to on the reverse side hereof at the annual meeting of its stockholders to be held solely on the internet by virtual means through a live webcast, accessible at https://web.lumiagm.com/214074144, on December 15, 2020 at 9:00 a.m., Mountain Standard Time, and at any adjournments thereof, and in their discretion, as described below, upon any other matter which may properly come before said meeting.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposals. If any other matters are presented at such annual meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as recommended by a majority of the Board of Directors of Trinity Capital Inc., or in the absence of such a recommendation, in their discretion. At the present time, the Board of Directors knows of no other matters to be presented at such annual meeting.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

TRINITY CAPITAL INC.

December 15, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/214074144 (password: TCI2020) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement, Proxy Card, Registration Statement on Form 10 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 are available at http://www.astproxyportal.com/ast/23279

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003300330000001000 1   102720

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Election of Director: **NOMINEE** RONALD E. ESTES	☐	☐	☐
2. To approve the Amended and Restated Registration Rights Agreement.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1 and FOR Proposal 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.